UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Montrose Environmental Group, Inc.
(Name of registrant as specified in its charter)
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2024 Notice of Annual Stockholders Meeting & Proxy Statement
DATE & TIME: May 7, 2024, 9:00 a.m. CT LOCATION: Online via live webcast at www.proxydocs.com/MEG

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2024 ANNUAL PROXY STATEMENT

To Our Stockholders:

You are cordially invited to attend the 2024 Annual Meeting of Stockholders of Montrose Environmental Group, Inc. The Annual Meeting will be held virtually on Tuesday, May 7, 2024, at 9:00 a.m., Central time, over the internet. Stockholders can attend and participate in, including submitting questions and examining our stockholder list, the Annual Meeting by visiting www.proxydocs.com/MEG, the meeting website, and entering the requested information such as a valid control number. This meeting website will also include links for stockholders to vote their shares during the meeting. See “Q&A About Our Annual Meeting—How Do I Attend the Annual Meeting?” and “Q&A About Our Annual Meeting—How Do I Vote at the Annual Meeting?” in the Proxy Statement for more details.

We describe in detail the actions we expect to take at our Annual Meeting in the Notice of 2024 Annual Meeting of Stockholders and Proxy Statement which follow this letter. The Company’s 2023 Annual Report on Form 10-K is also being made available to stockholders along with these materials.

We have mailed to many of our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our Proxy Statement and our 2023 Annual Report to Stockholders, and how to vote on the proposals put before you this year. This Notice of Availability also includes instructions on how to request a paper or email copy of the proxy materials, including the Notice of Annual Meeting, Proxy Statement and 2023 Annual Report, and proxy card or voting instruction form. Stockholders who previously either requested paper copies of the proxy materials or elected to receive the proxy materials electronically did not receive a Notice of Availability and will receive the proxy materials in the format requested. In addition, by following the e-consent instructions in the proxy card or voting instruction form, stockholders may choose to go paperless in future solicitations and request proxy materials electronically by email on an ongoing basis.

Please use this opportunity to take part in the affairs of our company by voting on the business to come before the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please complete, sign, date, and return the accompanying proxy card or voting instruction form or vote electronically on the Internet or by telephone. See “Q&A About Our Annual Meeting—How Do I Vote?” in the Proxy Statement for more details. Returning the proxy card or voting instruction form or voting electronically over the Internet or by telephone does not deprive you of your right to attend the Annual Meeting or to vote your shares during the Annual Meeting up to and through the applicable deadlines set forth in your proxy materials.

Sincerely,

Vijay Manthripragada

President and Chief Executive Officer

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2024 ANNUAL PROXY STATEMENT

Montrose Environmental Group, Inc.

2024 Notice of Annual Stockholders Meeting and Proxy Statement

Date and Time:	May 7, 2024 9:00 a.m. (Central Time)
Location:	Online via live webcast at www.proxydocs.com/MEG
Who Can Vote:

Stockholders owning shares of the Company’s common stock at the close of business on March 13, 2024 (the “Record Date”) are entitled to receive notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

A list of registered stockholders entitled to vote at the meeting will be available at our office located at 5120 Northshore Drive, North Little Rock, AR 72118 for 10 days prior to the meeting and online during the Annual Meeting.

Voting Items

The Annual Meeting of Stockholders (the “Annual Meeting”) of Montrose Environmental Group, Inc., a Delaware corporation (the “Company”), is being held for the stockholders to consider the following proposals:

Proposals	Board Vote Recommendation	For Further Details

1.  To elect three Class I directors, J. Miguel Fernandez de Castro, Vijay Manthripragada and Robin L. Newmark, to our Board of Directors to hold office until the Company’s 2027 annual meeting of stockholders, or until their successors are duly elected and qualified.

	“FOR” each director nominee listed in Proposal 1	Page 35

2. To ratify the appointment of Deloitte & Touche LLP, as independent registered public accounting firm for the Company for the fiscal year ending December 31, 2024.	“FOR”	Page 48

3. To approve, on a non-binding and advisory basis, the compensation of our named executive officers (“Say-on-Pay”).	“FOR”	Page 85

4. To approve amendments to the Company’s Certificate of Incorporation to remove the 66 2/3% Supermajority Voting Requirements.	“FOR”	Page 87

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Stockholders will attend to other matters that may properly come before the Annual Meeting or any adjournment or postponement thereof.

Materials for Review

We encourage you to review the proxy materials for our Annual Meeting, which include our Proxy Statement and our 2023 Annual Report. On March 25, 2024, we made our proxy materials available on www.proxydocs.com/MEG and began mailing a Notice of Internet Availability of Proxy Materials or, if previously requested, paper or electronic copies of the proxy materials, to our stockholders. Please review the Notice of Availability for information on how to access the proxy materials and how to vote.

Attending the Meeting

Stockholders of record as of the close of business on March 13, 2024, the Record Date, are entitled to attend, participate in and vote at the Annual Meeting. To access and participate in the Annual Meeting, including submitting questions and viewing the list of registered stockholders as of the Record Date, and to vote during the Annual Meeting, stockholders of record should go to the meeting website at www.proxydocs.com/MEG, enter the control number found on your proxy materials such as your proxy card, your voting instruction form or your Notice of Availability of Proxy Materials, and follow the instructions on the website. Beneficial owners should review these proxy materials and their voting instruction form for how to vote in advance of and how to participate in the Annual Meeting.

In the event of a technical malfunction or other situation that the meeting chair determines may affect the ability of the Annual Meeting to satisfy the requirements for a stockholder meeting to be held by means of remote communication under the Delaware General Corporation Law, or that otherwise makes it advisable to adjourn the Annual Meeting, the chair will convene the Annual Meeting at 9:30 a.m. Central time on the date specified above and at the meeting website address specified above solely for the purpose of adjourning the Annual Meeting to reconvene at a date, time and physical or virtual location announced by the meeting chair. Under either of the foregoing circumstances, we will post information regarding the announcement on the investors page of the Company’s website at www.montrose-env.com.

We encourage you to review these proxy materials and vote your shares before the Annual Meeting.

FOR THE BOARD OF DIRECTORS

Nasym Afsari

General Counsel and Secretary

5120 Northshore Drive

North Little Rock, AR 72118

March 25, 2024

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2024 ANNUAL PROXY STATEMENT

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Proposal 3: Non-Binding, Advisory Vote to Approve Named Executive Officer Compensation	86

Required Vote	86

PROPOSAL 4: AMENDMENT OF THE COMPANY’S CERTIFICATE OF INCORPORATION TO REMOVE THE SUPERMAJORITY VOTING REQUIREMENTS	87

Rationale for the Proposal	87

Effect of the Proposal	88

Required Vote	88

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	90

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	92

Related Person Transaction Policy	92

Investor Rights Agreement	92

Indemnification Agreements	93

Q&A ABOUT OUR ANNUAL MEETING	94

What is the Purpose of the Annual Meeting?	94

How Does the Board of Directors Recommend I Vote?	94

Who is Entitled to Vote?	94

How Do I Vote?	95

What Does it Mean if I Receive More than One Notice?	95

What Constitutes a Quorum?	95

What Are the Voting Requirements to Approve the Proposals?	96

What if I Return My Proxy Card or Voting Instruction Form or Vote By Internet or Telephone, But Do Not Specify How I Want to Vote on One or More Matters to Be Considered at the Annual Meeting?	96

What if I Change My Mind After I Vote?	97

How Do I Attend the Annual Meeting?	97

What if I Encounter Technical Difficulties Accessing the Webcast or During the Annual Meeting?	97

How Can I Submit Questions for the Annual Meeting?	98

How Do I Vote at the Annual Meeting?	98

Can I Attend the Annual Meeting Physically in Person?	98

Why Is the Annual Meeting Being Held Virtually?	98

OTHER MATTERS	100

Stockholder Proposals and Nominations for the 2025 Annual Meeting	100

Proposals Submitted under SEC Rules	100

Proposals and Nominations Under Company Bylaws	100

Householding of Proxy Materials and Proxy Solicitation Costs	100

ADDITIONAL INFORMATION	102

EXHIBIT A – PROPOSED CHARTER AMENDMENT	A-1

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Forward Looking Statements

This proxy statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements may be identified by the use of words such as “intend,” “expect”, and “may”, and other similar expressions that predict or indicate future events or that are not statements of historical matters.

Forward-looking statements are based on current information available at the time the statements are made and on management’s reasonable belief or expectations with respect to future events, and are subject to risks and uncertainties, many of which are beyond the Company’s control, that could cause actual performance, results or outcomes to differ materially from the belief or expectations expressed in or suggested by the forward-looking statements. Additional factors or events that could cause actual results to differ may also emerge from time to time, and it is not possible for the Company to predict all of them.

In addition, historical, current and forward-looking sustainability-related statements may be based on standards for measuring progress that are still developing, internal controls and processes that continue to evolve, and assumptions that are subject to change in the future. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect future events, developments or otherwise, except as may be required by applicable law. Investors are referred to the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2023, for additional information regarding the risks and uncertainties that may cause actual results or outcomes to differ materially from those expressed in any forward-looking statement.

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About the Annual Meeting

General

We are furnishing this Proxy Statement to you as part of a solicitation by the Board of Directors (the “Board”) of Montrose Environmental Group, Inc., a Delaware corporation, of proxies to be voted at our 2024 Annual Meeting of Stockholders and at any reconvened meeting after an adjournment or postponement of the meeting (the “Annual Meeting”). The Annual Meeting will be held virtually at www.proxydocs.com/MEG, on May 7, 2024 at 9:00 a.m. Central time. Unless the context otherwise requires, all references in this Proxy Statement to “Montrose,” “Company,” “we,” “us,” and “our” refer to Montrose Environmental Group, Inc. and its subsidiaries.

The Company’s mailing address and principal executive office is 5120 Northshore Drive, North Little Rock, AR 72118. The telephone number for this location is (501) 900-6400. Our website is montrose-env.com. The information contained on, or that can be accessed through, our website is not part of this Proxy Statement.

Matters to Consider

At the Annual Meeting, you will consider and vote on:

Proposal	Description	Board’s Recommendations

Proposal 1	Election of our three Class I director nominees, J. Miguel Fernandez de Castro, Vijay Manthripragada and Robin L. Newmark.	FOR each director nominee listed in Proposal 1

Proposal 2	Ratification of the appointment of Deloitte & Touche LLP as independent registered public accounting firm for the Company for the fiscal year ending December 31, 2024.	FOR

Proposal 3	To approve, on a non-binding and advisory basis, the compensation of our named executive officers.	FOR

Proposal 4	To approve amendments to the Company’s Certificate of Incorporation to remove the 66 2/3% Supermajority Voting Requirements.	FOR

Internet Availability of Proxy Materials

The Securities and Exchange Commission (“SEC”) has adopted rules and regulations allowing public companies to send their stockholders a one-page Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions for accessing proxy materials online, rather than mailing a full set of printed proxy materials. We have elected to take advantage of these rules because we believe most stockholders will find this method of delivery convenient and efficient, it helps us reduce our carbon footprint and it reduces cost.

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In accordance with such rules, a Notice will be mailed on or about March 25, 2024 to all stockholders entitled to vote at the Annual Meeting other than those stockholders who have previously requested to receive paper copies of the proxy materials or to receive proxy materials electronically, who will receive the materials in the format requested. The Notice will have instructions for stockholders on how to:

•	Access Montrose’s proxy materials via a website;

•	Request that a printed copy of the proxy materials be mailed to them; and

•

Elect to receive all future proxy materials electronically or in printed form. If you choose to receive future proxy materials electronically, you will receive an email each year with instructions on how to access the proxy materials and proxy voting site.

Questions About the Meeting and Related Matters

For additional information regarding the meeting, including how to attend virtually, and voting, including how to vote and what level of support is required for a given proposal, please see “Q&A About Our Annual Meeting” later in this Proxy Statement.

How to Vote—Your Vote is Important

Internet	Telephone	Mail	During the Meeting
Follow the instructions provided in the Notice, separate proxy card or voting instruction form you received.	Follow the instructions provided in the separate proxy card or voting instruction form you received.	Send your completed and signed proxy card or voting instruction form to the address on your proxy card or voting instruction form.	You can vote online during the Annual Meeting. Beneficial holders must contact their broker or other nominee if they wish to vote during the meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on May 7, 2024

The Notice, Proxy Statement, and 2023 Annual Report on Form 10-K are available at www.proxydocs.com/MEG. You are encouraged to access and review all of the important information contained in our proxy materials before voting.

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Corporate Governance

The Company monitors developments in the area of corporate governance and reviews its processes and procedures in light of such developments. Accordingly, the Company reviews federal laws affecting corporate governance, such as the Sarbanes-Oxley Act, the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) and the Jumpstart Our Business Startups Act as well as various rules promulgated by the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange (“NYSE”). The Company believes that it has procedures and practices in place which are designed to enhance and protect the interests of its stockholders.

Our Commitment to Good Corporate Governance: 2023 to 2028

In the short time since our initial public offering in July 2020 (the “IPO”), Montrose’s market cap has grown from approximately $550 million at the time of the IPO to approximately $970 million as of December 31, 2023. As a young public company in pursuit of sizable long-term goals to improve environmental health and outcomes while supporting economic and human development, our Board of Directors and management believed it was important to implement IPO-related governance provisions that provided protection from market volatility, which was unpredictable in those early days of the pandemic, and resultant short-term hostile threats so we could focus on pursuing our long-term strategic goals and stockholder value creation.

As part of setting the Company’s strategic long-term plan, the Board of Directors solicited and received valuable stockholder feedback, as further described herein, to receive direct input as to how to best evolve the Company’s corporate governance without compromising the Company’s long-term focus on implementing plans intended to create long-term value for its stockholders. After careful deliberation over the course of a series of Board of Director and Nominating and Corporate Governance Committee meetings and having listened to the important feedback from our stockholders, our Board of Directors has decided to gradually phase out certain of the IPO-related protections as we continue to mature as a public company.

In consideration, we have adopted, and strategically plan to adopt in the future, many leading corporate governance practices on the following timeline:

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Our Board of Directors believes that this corporate governance structure and plan for the future will allow our Board of Directors and management to focus primarily on the creation of long-term value for our stockholders while also considering the interests of our stakeholders.

Stockholder Engagement

Our Board and management value the opportunity to engage with our stockholders to better understand the priorities that matter most to them and to foster consistent and constructive dialogue. In 2023, we presented on all aspects of our business at a number of industry conferences and other investor and analyst meetings which collectively represented a significant portion of our outstanding share base. We also sought additional opportunities to connect directly with our investors to discuss current and emerging trends and to hear investor feedback. The information and insight we learned from these meetings, in addition to monitoring emerging best practices, policies at other companies and market standards, are considered and evaluated by our Board, its committees, and management to enhance the evolution of our practices.

During the engagements, we discussed our efforts to enhance the Company’s corporate governance structure, our executive compensation, and various other matters integral to our business and our Company, as set forth below. Throughout the year, we also sought additional opportunities to connect directly with our investors to discuss current and emerging trends and to hear investor feedback.

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With Whom We Engaged:	Since our 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”), the Company sought to meet with stockholders representing a significant portion of its outstanding shares. As part of this extensive outreach program, we engaged directly, in person or telephonically, with stockholders representing approximately 60% of our issued and outstanding shares.

Our Representative:

Members of the Company’s Board and senior management participated in our extensive engagements, including:

•  Chairman of the Board

•  Chief Executive Officer

•  Chief Financial Officer

•  Chief Commercialization Officer

•  Secretary and General Counsel

Topics Discussed:

In these meetings we covered a wide range of topics, including:

•  Our business strategy and plans towards stockholder value creation

•  Our corporate governance profile

•  Board composition

•  Our compensation programs

•  Our comprehensive climate strategy, including GHG emissions reductions

•  Our unique corporate culture

•  Employee health and safety

•  Diversity and inclusion

•  Human capital management

Response to Feedback:

We received insightful feedback that is very helpful to better understand the perspective of different stakeholders As a result, we have adopted and incorporated the following:

•  More robust Proxy Statement disclosures related to governance, sustainability, executive compensation, and stockholder feedback

•  Enhanced Board and Committee self-evaluation process

•  Proposal to eliminate supermajority voting standard

•  Publication of future governance enhancement roadmap, including declassification of Board and lowering of special meeting threshold

•  Accelerated timeline for publication of Sustainability Report

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Corporate Governance Guidelines

The Board of Directors has approved Principles of Corporate Governance for the Company. The Principles of Corporate Governance address, among other things:

•	The role of the Board of Directors;

•	The composition of the Board of Directors, including size and membership criteria;

•	Board leadership;

•	Service on other boards and audit committees;

•	Functioning of the Board, including regularly held meetings and executive sessions of independent directors;

•	Structure and functioning of the Committees of the Board;

•	Director access to management, employees and advisors;

•	Director compensation;

•	Succession planning; and

•	Board and Committee performance evaluations.

Director Independence

The rules of NYSE require a majority of directors to be independent and a fully independent audit committee, compensation committee and nominating committee. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Under the rules of the NYSE, a director will only qualify as an “independent director” if the listed company’s board of directors affirmatively determines that person does not have a material relationship with the company, either directly or as a partner, shareholder or officer of an organization that has a relationship with the company. In order to be considered to be independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors or any other board committee: (1) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries.

As part of its annual evaluation process, our Board of Directors has affirmatively determined that each of J. Miguel Fernandez de Castro, Peter M. Graham, Robin L. Newmark, Richard E. Perlman, J. Thomas Presby, James K. Price and Janet Risi Field is independent, as defined under and required by the federal securities laws and NYSE rules. Mr. Manthripragada, our President and Chief Executive Officer, is not independent because of his position as an executive officer. At all times during the fiscal year ended December 31, 2023, our Board of Directors consisted of a majority of independent directors and each of our Audit, Compensation, and Nominating and Corporate Governance Committees was composed solely of independent board members, as required by federal securities laws and the NYSE rules.

Board Leadership Structure

The Company’s Principles of Corporate Governance provide that the Board shall periodically review and establish and maintain the most effective leadership structure for the Company. The Board

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selects its chairman in a way that it considers to be in the best interests of the Company and does not have a policy on whether the roles of Chairman and Chief Executive Officer should be separate or combined. Currently, the roles are separate and the Board is chaired by a non-executive Chairman, Mr. Perlman. The Board has determined that, presently, having a non-executive Chairman provides significant advantages to the Board, as it allows Mr. Manthripragada to focus on the Company’s day-to-day operations, while allowing the Chairman to lead our Board of Directors in its role of providing oversight and advice to management. The Principles of Corporate Governance, however, provide us with the flexibility to combine these roles in the future, permitting the roles of Chief Executive Officer and Chairman to be filled by the same individual. This provides our Board of Directors with flexibility to determine whether the two roles should be combined in the future based on our company’s needs and our Board of Directors’ assessment of our leadership structure from time to time. Our Chairman’s role and responsibilities include the setting of agendas for Board meetings, engagement with our stockholders and other stakeholders in coordination with management on environmental, social, and governance and other matters, and managing our Board and overseeing our Board’s design and performance. Based on feedback obtained during the recent enhanced Board evaluation process, the Board as a whole feels that the Board’s collective goals, expectations, and concerns are openly and adequately communicated by the Board to the Chairman, and that our Chairman is an effective leader who enables Board effectiveness.

In addition, pursuant to the Company’s Principles of Corporate Governance, in the event the Chairman is not an independent director, then the Board shall also appoint a lead independent director whose responsibilities would include: presiding at meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors; approving information sent to the Board; approving the agenda and schedule for Board meetings to provide that there is sufficient time for discussion of all agenda items; serving as liaison between the Chairman and the independent directors; being available for consultation and communication with major stockholders upon request; and such other responsibilities delegated thereto by the Board. Any lead independent director shall have the authority to call executive sessions of the independent directors. Because the Board is currently led by our non-executive Chairman, Mr. Perlman, there is no lead independent director. As Chairman, Mr. Perlman presides at executive sessions of independent directors.

Board and Committee Evaluation Process

The Board recognizes that a rigorous evaluation process is an essential component of strong corporate governance practices and promoting ongoing Board effectiveness. The Nominating and Corporate Governance Committee, under the oversight of the full Board, conducts an evaluation of its performance and effectiveness as well as that of the other two committees and the full Board on a periodic basis. The purpose of the evaluation is to elicit feedback on an anonymous basis concerning how the Board and committees are meeting their responsibilities and to identify opportunities for improvement and ways to enhance the Board’s and committees’ effectiveness. As part of the evaluation, in addition to completing a written questionnaire developed by the Nominating and Corporate Governance Committee, each director may provide feedback directly to the Chairman or one or more members of the Nominating and Corporate Governance Committee. The questionnaires focus both on the director’s view of procedural matters, whether each committee’s charter responsibilities have been met, and on questions concerning the effectiveness of the Board and the committees on which the respective director serves, including soliciting areas for recommended improvement. The collective ratings and comments of the directors are compiled and then presented to the Nominating and Corporate Governance Committee and to the full Board for discussion and action, as needed.

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Self-Evaluation Process and Findings

In 2023, to enhance the Board and its committees’ self-evaluation criteria and process, an independent third party was retained to assess and recommend potential improvements to the self-evaluation program for the Board and its committees. Our Nominating and Corporate Governance Committee considered the recommendations of the independent third party, as well as industry and regulatory trends, practices of our peers, and feedback from stockholders to develop the formal 2023 self-evaluation for the Board, Board committees, and individual Board members.

The Nominating and Corporate Governance Committee identified the following six areas in which it believed highly functioning boards and committees excelled:

•	Board Culture, Mission, Vision and Values

•	Board Composition, Structure and Role of the Directors

•	Board Process and Agenda

•	Board and Committee Focus on Strategy, Risk, and Crisis Control

•	Board Oversight of Succession Planning and Talent Management

•	Board Relationships with Stakeholders

The Nominating and Corporate Governance Committee solicited director feedback on the six key areas identified above. The directors also provided commentary on broader topics to supplement their responses, and all responses were analyzed by a third party to analyze key findings and identify strengths and opportunities for enhancement. The Nominating and Corporate Governance Committee reviewed the third-party analysis of the survey responses, engaged in dialogue with directors to further solicit feedback, and reported the results and recommendations to the full Board, with the goal of leveraging the evaluation results to help in developing an action plan.

The evaluation identified the following as some of the key strengths of the Board:

✓	Alignment of Board decisions to the Company’s mission, vision, and values

✓	Promotion of ethics and accountability

✓	Effective Chairman who enables Board effectiveness

✓	Highly engaged directors with relevant expertise and experience

✓	Positive and respectful relationships among directors

✓	Healthy and collaborative relationship with management

✓	Effective committee structure

✓	Alignment on short-term strategic priorities and oversight of performance

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Opportunities for improvement identified in the evaluation related to, among other things, Board and executive succession planning and director onboarding, relationship building deeper into the organization and oversight of executive development. Based on this feedback, the Board is implementing certain of the key recommendations and action items resulting from the self-evaluation:

Recommendations	Comments

Development of Board Succession Plan

The Nominating and Corporate Governance Committee will continue to develop Board and committee succession plans, taking into consideration diversity, tenure, and desired skills and experience of directors to enhance the current Board and committee structure and composition, as well as to prepare for future vacancies.

Development of CEO Succession Plan

Following the completion of the executive talent organizational review in 2023, as further described in this Proxy Statement, the Nominating and Corporate Governance Committee and Board will continue to work with the CEO and our SVP of Human Resources on succession planning, including the continued development of existing executives within the organization and identification of potential internal and external candidates, as needed.

Oversight of Executive Development and Succession Planning

In addition to the talent organizational review, 360-degree evaluations were completed in early 2024 for all executives reporting to the CEO. Results and development plans will be reviewed and monitored by the Board. In addition, the Board will oversee a three-year roadmap that has been developed to identify, evaluate, and promote or hire potential successors for select executive leadership roles.

Facilitation of Opportunities for Board to Interact with Broader Employee Base

Board members will continue to be invited to and encouraged to attend and participate in broad in-person Company meetings to facilitate greater engagement with management outside of the executive team they regularly engage with. In addition, Board meetings will periodically be scheduled at various Company offices, providing directors with the opportunity to meet local employees, visit sites, and continue to engage with personnel at all levels of the organization.

Formalization of New Director Onboarding Process	The Nominating and Governance Committee will develop a structured onboarding program to facilitate integration and assimilation of future Board members with the Company and with the Board.

Board Skills and Experience Assessment

The Nominating and Governance Committee will develop an enhanced matrix to be used in future evaluation of Board candidates and in assessing the skills and experience of the existing directors to identify key strengths of each incumbent director, as well as to identify key skills and experience desired for new directors in the future.

As shown in the table above, the information gained through this process continues to help shape the priorities of the Board and we believe will continue to facilitate the effectiveness of our Board and their oversight of the Company.

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The Board’s Role in Risk Oversight

The Board of Directors oversees the Company’s risk management process. The Board oversees a Company-wide approach to risk management, designed to enhance stockholder value, support the achievement of strategic objectives and improve long-term organizational performance. The Board, in its risk oversight role, is responsible for, among other things:

•	Reviewing and overseeing the Company’s risk management framework, policies and procedures and ensuring that they are in place and operating as intended;

•	Considering the effectiveness of the internal control environment and risk mitigation efforts taken by management in managing risks;

•	Reviewing the Company’s risk register on a regular basis; and

•	Providing risk management advice and guidance.

The Board utilizes these processes and inputs as well as the participation and feedback of management to develop a strategy that reflects both the Board’s and management’s consensus as to appropriate levels of risk and the appropriate measures to manage those risks. The Board as a whole also considers risk when evaluating proposed transactions and other matters presented to the Board, including acquisitions and financial matters.

In 2023, under the oversight of the Board, the Company established a structured management risk oversight committee composed of members of the Company’s executive management team, with participation by a representative of the Company’s internal audit department. The management risk committee is responsible for:

•	Ensuring that material organizational risks are recorded in the Company’s risk register and updated regularly;

•	Coordinating quarterly risk register reviews;

•	Ensuring risk owners are appropriately mitigating prioritized risks;

•	Confirming prioritization of risks and mitigation efforts with Company’s CEO on a regular basis; and

•	On a periodic basis, or as needed, reporting the risk register to the Board of Directors.

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The Company considers risks under the following framework to provide a comprehensive approach to risk assessment and management:

Pursuant to this structure, risk is assessed throughout the enterprise, focusing on risks arising out of various aspects of the Company’s strategy and the implementation of that strategy, including financial, legal / compliance, cybersecurity, operational / strategic, health and safety, and compensation risks. In its process for identifying and managing risks, the Company categorizes risks into the following areas in order to identify trends or growing risk factors, and in doing so, the Board is able to appropriately allocate risk management resources and efforts.

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While the Board maintains the ultimate oversight responsibility for the risk management process, its Committees oversee risk in certain specified areas. In particular:

•

The Audit Committee focuses on financial risk, including internal controls, and discusses the Company’s risk profile with the Company’s independent registered public accounting firm and our internal audit function, which conducts an annual risk assessment that is presented to the Audit Committee and the Board. In addition, the Audit Committee oversees the Company’s compliance program with respect to legal and regulatory requirements, including the Company’s codes of conduct and policies and procedures for monitoring compliance. The Audit Committee also has primary responsibility regarding cybersecurity risk oversight, as further described herein.

•

The Compensation Committee periodically reviews compensation practices and policies to determine whether they encourage excessive risk taking, including a periodic review of management’s assessment of the risk associated with the Company’s compensation programs covering its employees, including executives, and discusses the concept of risk as it relates to the Company’s compensation programs.

•

The Nominating and Corporate Governance Committee manages risks associated with the independence of directors and Board nominees, as well as risks related to the Company’s environmental, social and governance practices and succession planning. Management regularly reports on applicable risks to the relevant Committee or the Board, as appropriate, including reports on significant Company projects, with additional review or reporting on risks being conducted as needed or as requested by the Board and its Committees.

Audit Committee Oversight of Cybersecurity

The Board of Directors takes an active role in overseeing management’s processes for identifying and mitigating risks, including cybersecurity risks, to help align our risk exposure and our strategies for dealing with this risk with our long-term objectives. The Board has delegated the cybersecurity risk oversight function to the Audit Committee. To support our Audit Committee in this function, our Audit Committee has engaged a third-party expert to advise it and the Board on cybersecurity matters, including oversight of the Company’s continued development, evolution and investments in cybersecurity infrastructure, policies and practices. Senior leadership, including our CIO and CISO, brief the Audit Committee quarterly, or more regularly, as needed, on the Company’s cybersecurity

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program, including cybersecurity risks, business-impacting incidents and ongoing and future cybersecurity project status. In addition, the Audit Committee’s third-party cybersecurity advisor meets regularly with the CIO and CISO to review our cybersecurity strategy and key initiatives and progress toward meeting our objectives. The Audit Committee reports to the full Board at least quarterly regarding its oversight of cybersecurity risks, events, developments and other related matters, as relevant. The full Board also periodically receives briefings from management on our cybersecurity risk management program.

In the event of a potentially material cybersecurity event, pursuant to our incident response plan, in addition to notification and involvement of our General Counsel, Chief Financial Officer and Chief Executive Officer, among others, the Audit Committee would be notified and briefed, and meetings of the Audit Committee and/or full Board of Directors would be held as appropriate.

In collaboration with third-party experts, our corporate cybersecurity organization is led by our CISO, reporting to our CIO. The CIO has more than 20 years of experience as a CIO and in technology leadership positions, with deep expertise in technical strategy, data management, infrastructure and cybersecurity. Our CISO has 25 years of experience in information technology, governance, compliance and risk management and is a Certified Information Security Manager (CISM), which is an advanced certification indicating an individual possesses the knowledge and experience required to develop and manage an enterprise information security (InfoSec) program. The CISO is responsible for our overall cybersecurity strategy, policies, security operations and threat detection and response. The cybersecurity organization manages and continually enhances the maturity of our security posture with the goal of preventing or mitigating cybersecurity incidents to the extent feasible, while increasing system resiliency to minimize business impact.

At the management level, we have established an Enterprise Cybersecurity Council, which includes our CIO, CISO, Director of Information Security, Director of Infrastructure, Senior Security Architects and Engineers, that meets monthly to identify opportunities to further strengthen our cybersecurity risk management program, including with respect to the prevention, detection, mitigation and remediation of cybersecurity incidents. This group is responsible for developing and coordinating risk identification and remediation, performance metrics and policy enforcement and providing guidance to management and oversight bodies. Members of the group have significant cybersecurity experience and hold a number of certifications, including CISM, Certified Information Systems Security Professionals (CISSP), Certified Ethical Hacker (CEH), and Cisco Certified Network Associate (CCNA).

Review of Director Nominees

The Nominating and Corporate Governance Committee is responsible for periodically reviewing with the Board the appropriate skills and characteristics required of Board members in the context of the current make-up of the Board. This assessment takes into consideration all factors deemed relevant by the Nominating and Corporate Governance Committee, including the matters described below. For incumbent directors, the evaluation considered past performance of directors on the Board of Directors and its Committees, as well as feedback obtained in our 2023 self-evaluation.

The qualifications that the Nominating and Corporate Governance Committee and the Board consider in identifying qualified candidates to serve as directors include, among others, the ability to uphold the Company’s mission and the candidate’s skills (such as financial background and abilities and the other specific sills described in “The Board of Directors—Director Skills and Experience”), education, professional, scientific and academic affiliations, experience, age, length of service, positions held, and geographies served. The Nominating and Corporate Governance Committee also considers diversity of viewpoints, backgrounds, experience and other demographics, including race and ethnicity and gender, and the Board will proactively seek diversity when considering any new

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candidates and in evaluating director candidates and how they can contribute to the overall composition of the Board. The Board will also consider director candidates recommended by stockholders. Recognizing the importance of diverse views, experiences and perspectives, the Nominating and Corporate Governance Committee assesses the effectiveness of its efforts at pursuing diversity across these measures as part of annually evaluating the composition of the Board.

As part of our enhanced Board evaluation process implemented in 2023, the Nominating and Corporate Governance Committee solicited feedback from each director and considered that information in light of the skills and expertise of our current directors (as summarized in “The Board of Directors—Director Skills and Experience”) with a view towards better informing and updating the skills and experience it seeks in the Board as a whole and in individual directors. As noted above, our Nominating and Corporate Governance Committee is enhancing the skills and experience criteria it and the Board use to identify and evaluate the key skills and experience of our existing directors, as well as to identify and evaluate skills and qualifications that should be considered in seeking out new board members. Notably, as the Board considers future candidates, the Nominating and Corporate Governance Committee expects to focus on diverse candidates to expand diversity, and for skills and experience to further complement our existing Board and to align with the Company’s mission and strategy.

Once potential candidates are identified (including those candidates recommended by stockholders), the Nominating and Corporate Governance Committee reviews the backgrounds of those candidates and members of the Nominating and Corporate Governance Committee interview qualified candidates. Final candidates are then chosen and interviewed by other directors and members of management. Based on the interviews, the Nominating and Corporate Governance Committee then makes its recommendation to the Board. If the Board approves the recommendation, the candidate is nominated for election. The Nominating and Corporate Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates, and in doing so, the Nominating and Corporate Governance Committee will request the presentation of candidates with the backgrounds, skills and experiences it seeks. Stockholders interested in making recommendations of director candidates should contact the Nominating and Corporate Governance Committee as described below under “Contacting the Board of Directors.”

Succession Planning and Executive Development

Our Board, under the direction and guidance of the Nominating and Corporate Governance Committee and the Compensation Committee, oversees our executive and CEO succession planning, both in the long term and in the event of emergency. In 2023, we completed a talent organizational review for all executive and senior level leaders in our organization. Following the completion of this review, our CEO provided an assessment to the Board of our senior leaders and their potential to succeed in key senior executive positions, as well as succession plans, risks and needs for each. In addition, our EVP of Human Resources has developed and presented a three-year roadmap to identify, evaluate, and promote or hire potential successors for select leadership roles. Going forward, our Nominating and Corporate Governance Committee and Board will continue to annually review succession plans for our CEO and other executive leaders in the context of the Company’s overall business strategy and with a focus on risk management. Further, key individuals identified through the process will be given opportunities for continued development and growth, including opportunities to interact with our Board members through formal presentations and during Company meetings and informal events such as operational site visits by our Board members.

These additional engagements encourage the ongoing exchange of ideas and information between directors and management, facilitate the Board’s oversight responsibilities, and support management development and succession planning efforts.

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Codes of Ethics

In addition to the Principles of Corporate Governance, the Board of Directors has adopted a Code of Ethics and Business Conduct applicable to employees and a Code of Ethics and Business Conduct applicable to the Board. These Codes of Ethics, along with the Principles of Corporate Governance, serve as the foundation for the Company’s system of corporate governance. They also provide guidance for maintaining ethical behavior, require that directors and employees comply with applicable laws and regulations, prohibit conflicts of interest and provide mechanisms for reporting violations of the Company’s policies and procedures.

In the event the Company makes any amendment to, or grants any waiver from, a provision of the Code of Ethics applying to the principal executive officer, principal financial officer or principal accounting officer that requires disclosure under applicable SEC or NYSE rules, the Company will disclose such amendment or waiver and the reasons therefor on its website at www.montrose-env.com.

Meetings of the Board of Directors

The Board of Directors holds regularly scheduled meetings throughout the year and holds additional meetings from time to time as the Board of Directors deems necessary or desirable to carry out its responsibilities. The Board of Directors held six meetings during fiscal year 2023. All directors attended at least 75% of all meetings of the Board of Directors and of the Committees thereof on which they served during fiscal year 2023. The Board of Directors has a policy that directors are expected to attend the annual meetings of stockholders. The Company’s 2023 annual meeting was held virtually and all directors attended the meeting.

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Committees of the Board of Directors

We currently have a standing Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. Each of these committees operates pursuant to a charter that was adopted by our Board of Directors.

Members	Primary Responsibilities
AUDIT COMMITTEE

J. Thomas Presby (Chair) Peter M. Graham J. Miguel Fernandez de Castro

The primary responsibilities of our Audit Committee are to oversee the accounting and financial reporting processes of our company as well as our subsidiary companies and to oversee the internal and external audit processes. The Audit Committee also assists the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial information provided to stockholders and others and the system of internal controls established by management and the Board of Directors.

The Audit Committee oversees the independent auditors, including their independence and objectivity. However, Committee members do not act as professional accountants or auditors, and their functions are not intended to duplicate or substitute for the activities of management and the independent auditors. The Audit Committee is empowered to retain independent legal counsel and other advisors as it deems necessary or appropriate to assist it in fulfilling its responsibilities and to approve the fees and other retention terms of the advisors.

At all times during the fiscal year ended December 31, 2023, the Audit Committee has been composed entirely of independent directors as required by SEC and NYSE rules. Our Board of Directors has determined that J. Thomas Presby qualifies as an audit committee financial expert under the federal securities laws and that each member of the Audit Committee is financially literate, as required under NYSE rules. The Audit Committee held five meetings in fiscal 2023.

COMPENSATION COMMITTEE

Peter M. Graham (Chair) Richard E. Perlman J. Thomas Presby James K. Price

The primary responsibilities of our Compensation Committee are to periodically review and approve the compensation and other benefits for our employees, officers and non-management directors. These responsibilities include reviewing and approving corporate goals and objectives relevant to the compensation of our executive officers, evaluating executive officer performance in light of those goals and objectives and setting compensation for these officers based on those evaluations. Our Compensation Committee also administers and has discretionary authority over the issuance of equity awards under our equity incentive plan. Our Compensation Committee may delegate its duties and authorities to one or more subcommittees.

The Compensation Committee may delegate authority to review and approve the compensation of our non-executive employees to certain of our executive officers, including with respect to awards made under our equity incentive plan. Even where the Compensation Committee does not delegate authority, our executive officers will typically make recommendations to the Compensation Committee regarding compensation to be paid to our non-executive employees and the size of equity grants under our equity incentive plan. At all times during the fiscal year ended December 31, 2023, the Compensation Committee has been composed entirely of independent directors as required by NYSE rules. The Compensation Committee held three meetings in fiscal 2023.

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Members	Primary Responsibilities
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

Robin L. Newmark (Chair) Richard E. Perlman James K. Price Janet Risi Field (as of January 1, 2024)

Our Nominating and Corporate Governance Committee oversees all aspects of our corporate governance functions. These responsibilities include engaging in succession planning for the Board, identifying individuals qualified to become Board members (consistent with criteria approved by the Board), developing and recommending to the Board a set of corporate governance principles and performing a leadership role in shaping the Company’s corporate governance. The Nominating and Corporate Governance Committee also oversees our Board and committee evaluation processes and makes recommendations to our Board of Directors regarding director candidates and assists our Board of Directors in determining the composition of our Board of Directors and its Committees, as discussed in “Review of Director Nominees” above.

In addition, the Committee generally oversees the Company’s stockholder engagement program and oversees and makes recommendations to the Board regarding sustainability matters relevant to the Company’s business, including Company policies, activities and opportunities.

At all times during the fiscal year ended December 31, 2023, the Nominating and Corporate Governance Committee has been composed entirely of independent directors as required by NYSE rules. The Nominating and Governance Committee held two meetings in fiscal 2023.

Committee Charters

The Board of Directors has adopted formal charters for each of its three standing Committees. These charters establish the missions of the respective Committees as well as Committee membership guidelines. They also define the purpose, duties, and responsibilities of each Committee in relation to the Committee’s role in supporting the Board of Directors and assisting the Board in discharging its duties in supervising and governing the Company. The charters are available on the Company’s website at www.montrose-env.com by following the links to “Investors” and “Corporate Governance” or upon written request to the Company, as set forth under “Availability of Documents” below.

Compensation Committee Interlocks and Insider Participation

Our Compensation Committee is composed of Peter M. Graham, Richard E. Perlman, J. Thomas Presby, and James K. Price. None of our executive officers currently serves, or has served during the last completed fiscal year, as a member of the board of directors, or as a member of the compensation or similar committee, of any entity that has one or more executive officers who served on our board of directors. For a description of the transactions between us and members of the Compensation Committee, see the transactions described in the section entitled “Certain Relationships and Related Party Transactions.”

Availability of Documents

The full text of the Principles of Corporate Governance, the Codes of Ethics and Business Conduct and the Charters of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee are accessible by following the links to “Investors” and “Governance” on the Company’s website at www.montrose-env.com. The Company will furnish without charge a copy of the foregoing to any person making such a request in writing and stating that he or she is a beneficial owner of common stock of the Company. Requests should be addressed to: Montrose Environmental Group, Inc., 5120 Northshore Drive, North Little Rock, AR 72118, Attention: Investor Relations.

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Contacting the Board of Directors

You can contact an individual director, the Board of Directors as a group or a specified Board Committee or group, including the non-management directors as a group, to provide comments, to report concerns, to make recommendations regarding candidates for director, or to ask a question, by writing to the following address: Corporate Secretary, Montrose Environmental Group, Inc., 5120 Northshore Drive, North Little Rock, AR 72118, noting to whose attention the communication should be directed. You may submit your concern anonymously or confidentially. You may also indicate whether you are a stockholder, customer, supplier or other interested party.

Communications are distributed to the Board, to a Board committee, or to any individual directors or groups of directors as appropriate, depending on the facts and circumstances outlined in the communication. In that regard, the Board of Directors has requested that our Corporate Secretary review correspondence directed to the Board and not forward certain items which are unrelated to the duties and responsibilities of the Board, such as service complaints, service inquiries, resumes and other forms of job inquiries, surveys and business solicitations or advertisements. In addition, material that is unduly hostile, threatening, illegal or similarly inappropriate will be excluded. Any communication that is filtered out will be made available to any director upon request.

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Corporate Sustainability

Our Approach to Sustainability

At Montrose, we believe that achieving our long-term business strategies means striving for continual improvement and accounting for the sustainability elements most relevant to Montrose. We actively manage many different aspects of sustainability, including caring for our employees, serving our communities, positively impacting the environment, and effecting change while at the same time focusing on value creation for our stockholders through effective and innovative services, good governance, and integrity.

We view sustainability as mission critical. Our sustainability approach encompasses some of the most relevant environmental, social, and governance factors to our business, stakeholders, and employees, including our comprehensive and consistent approach to helping our clients – the One Montrose way. We believe these areas are interconnected and active management of each generates sustainable value.

Addressing the Sustainability Issues Material1 to our Business and our Stakeholders

Identifying and evaluating the factors most relevant to Montrose and our stakeholders is integral to our sustainability strategy. In 2022, we conducted our first formal materiality assessment to better understand the expectations of our internal and external stakeholders, our impacts, our risks, and our business opportunities. This assessment provided focus and is used to inform our sustainability strategy, activities, and allocation of resources.

The materiality assessment was informed by (1) research and peer benchmarking to better understand relevant sustainability issues, (2) interviews with Montrose business leaders and external stakeholders to further understand expectations and priorities, and (3) relevant aspects of frameworks such as Sustainability Accounting Standards Board (SASB, which is now part of the International Financial Reporting Standards Foundation) Sustainability Accounting Standard. As a result of the assessment, we identified the following factors as what we believe are most material to our long-term sustainability as a business:

•	Energy Use and Greenhouse Gas (GHG) Emissions
•	Diversity, Fairness, and Inclusion
•	Attracting, Engaging, and Retaining Talent

Additional information about these areas is provided below.

Overall, our material topics guide our sustainability strategy, assist us in identifying program priorities and enhancements, and inform our sustainability reporting and disclosures. We are committed to continuing to improve and recognize that the landscape of these disclosures is dynamic; as our business grows, we will engage with both internal and external stakeholders and routinely update our strategy and reporting to account for these changes. We anticipate formally updating our materiality assessment in 2025.

1 Any issues identified as material for purposes of our sustainability strategy and sustainability materiality assessment may not be considered material for SEC reporting purposes. Within the context of our approach to sustainability as discussed in this section, the term “material” is distinct from, and should not be confused with, such term as defined for SEC reporting purposes.

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Climate Change Impact and Risk

Due to the nature of our business, our operations have a relatively small GHG impact as compared to many industries. However, our business itself can have a significant impact on addressing climate change through the services we offer our clients, many of whom are in carbon-intensive industries. For example, we help clients develop and execute strategies to transition to a lower-carbon future. Our day-to-day focus is on meeting clients’ objectives of reducing environmental impacts from their operations, conserving natural resources, and achieving environmental performance goals.

That said, we are aware that we must also understand and address our own climate impacts. As noted above, energy use and GHG emissions was identified as one of our material sustainability factors. In our most recent 2022 Sustainability Report (published in 2023), we disclosed our global Scope 1 and Scope 2 GHG emissions, and, for the first time, we calculated and reported our Scope 3 GHG emissions. Understanding our Scope 3 footprint allows us to identify material sources of emissions across the value chain and evaluate the resiliency of our supply chain.

Beyond understanding our impact, we are setting goals and targets to reduce our GHG emissions. We announced our commitment to achieve net zero GHG emissions by 2040 in our 2022 Sustainability Report. Since that announcement, we have committed to near-term and net-zero targets via the Science Based Target Initiative (SBTi).

While it is important that we understand and manage our impacts on climate change via our GHG emissions, we also understand that climate change presents both risks and opportunities for us as an organization. As part of our enterprise risk management processes and business strategy, we have identified climate-related risks and opportunities for Montrose. These are reported in our 2022 Sustainability Report, as well as through the CDP Climate Change questionnaire. As our sustainability program evolves, we will continue to identify, assess, manage, and report on our climate-related risks and opportunities.

Protecting the Environment through Business Solutions

Montrose’s mission is to help protect the air we breathe, the water we drink, and the soil that feeds us. We take pride in our ability to generate positive impacts on the environment and for our communities. By helping shape the future of environmental solutions, we remain steadfast in our commitment to create positive change.

Our industry-recognized solutions include monitoring and enhancing water and air quality, restoring ecosystems, reducing GHG emissions in support of the transition to a low-carbon economy, emergency environmental response, and more. In the dynamic field of environmental consulting and solutions, our distinctive One Montrose approach sets us apart. It encompasses holistic, coordinated, and diversified environmental services that address present realities and future priorities. The services we provide can help our clients comply with environmental regulations, reduce their environmental impact, and manage environmental risk, which ultimately contributes to value creation for our stakeholders.

We’ve invested in assets and cutting-edge technologies to keep us and our clients informed about emerging environmental challenges. At Montrose, innovation lies at the core of our business strategy and operations. To that end, we stand firm in our commitment to researching new technologies and developing new solutions to address the dynamic world of environmental challenges. We innovate with the aim of providing our clients with better solutions to meet their environmental needs and make a positive impact on the environment and society at large.

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Nominating and Corporate Governance Committee Oversight of Sustainability Matters

Our Board’s Nominating and Corporate Governance Committee is responsible for sustainability oversight, including overall sustainability performance, goals, and objectives. The Nominating and Corporate Governance Committee monitors the evolving sustainability risks most relevant to Montrose in addition to oversight of our sustainability policies and annual disclosures. Our Nominating and Corporate Governance Committee receives regular updates from our Executive Leadership and advises on sustainability program priorities. Additionally, the committee makes recommendations to our Board regarding sustainability-related commitments and reviews our annual sustainability report.

Human Capital Resources

We believe one of our greatest strengths is our employees who strive to innovate and deliver unparalleled service to our clients and communities. Our employees are passionate about the environment and supporting one another. We are committed to fostering a diverse, fair and inclusive workplace with a focus on respect, trust and belonging. We invest in the success and development of our employees and maintain people-centric strategies from recruiting, engagement, development, compensation and benefits to safety and communication.

Employees

As of December 31, 2023, we had approximately 3,100 employees (which includes full-time, part-time and stand-by environmental emergency response personnel). Approximately 2,400, or 77%, of our employees work in our U.S. operations and approximately 700 or 23% work in foreign operations. Other than in Sweden, none of our facilities are covered by collective bargaining agreements.

Talent Attraction

We believe that we are part of the future of environmental solutions, and we continue to differentiate ourselves by attracting top talent that brings diverse perspectives, experiences, and expertise that can help solve some of the toughest environmental challenges our clients face. We are focused on attracting and hiring talented and diverse people while at the same time appreciating each candidates’ career aspirations and development areas.

Our internal talent acquisition team has decades of experience that spans industries, enabling them to be forward-thinking, strategic, and anticipatory of talent trends. This team performs the majority of the recruiting and hiring by partnering closely with our business leaders and technical teams to understand their current and future talent needs.

We have developed and maintained relationships with external search firms to better inform them regarding our business and talent requirements. We leverage these firms for niche and specialized executive, professional and technical roles.

We have also advanced our partnerships with select universities by engaging with 20 top-tier universities across the United States and Canada. As part of our engagement efforts in 2023, we met with over 1,000 students, participated in classroom and school panel presentations, and interviewed and hired numerous talented students. We are committed to continuing this initiative with our 2024 spring and fall university relations campaigns. We believe these campaigns can better enable us to identify and hire top talent for our internships and entry-level full-time roles, as well as to develop a strong talent pipeline for years to come.

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Finally, we prioritize developing relationships and affiliations with professional organizations that promote underrepresented populations and affinity groups, such as the Society of Women Environmental Professionals. We post our career opportunities on various diversity job boards and have expanded our military recruiting initiative.

Employee Engagement

We actively engage with our employees to help them gain a deeper understanding our business, to provide them with important updates, and to share information about our recently developed patents and acquired businesses. Periodic town halls led by our CEO and quarterly town halls led by our divisional leaders are used to communicate corporate initiatives, reinforce key messages, recognize employee accomplishments and solicit employee feedback. Our monthly newsletter – Montrose Matters – is another communication channel that allows us to highlight projects, provide sustainability updates and recognize employee accomplishments. Finally, we hold annual meetings with our business leaders to provide state-of-the-business updates, as well as to facilitate team building and recognition of accomplishments.

In addition to these all-employee events, we have incorporated into our business a number of additional employee engagement initiatives, including:

•

Implementing an employee engagement solution known as New Leader and Team Assimilation which accelerates the integration, collaboration and engagement of new leaders with their team by following a structured process that allows leaders to share their vision and strategy and better empowers employees to share their expectations about the new leader; and

•	For our newly acquired and integrated businesses, conducting post-integration acquisition surveys to gather feedback and identify potential enhancements to our processes.

Additionally, we are planning to conduct an Employee Engagement Survey in 2024 to solicit employee feedback and provide an opportunity for increased employee engagement.

Employee Training and Development

Our employee-centric model is focused on serving our employees and empowering them to grow both professionally and personally. We make investments in a variety of training and development programs, including mentoring, on-the-job and classroom training, and a tuition reimbursement program. Our employees’ ability to grow and learn reflects directly on Montrose; therefore we also encourage our employees to obtain professional licenses and certifications to stay current in their field. Additionally, we also provide in-house compliance-based training, including on our Code of Conduct and Ethics Policy and Anti-Harassment and Cybersecurity Awareness. We regularly review and update our training and development programs to reflect developments in applicable fields, lessons we have learned and employee feedback.

We understand that high-potential and high-performing employees want to be part of an organization making meaningful impacts while also advancing their own careers. Investing in our employees’ professional career paths helps create a sense of belonging and is a key pillar of our retention strategy.

Our divisional and corporate leaders work closely with their teams to understand each employee’s career aspirations and to support them in career development. Leaders engage with employees to establish goals aligned with their career aspirations, to identify areas for development and to facilitate their professional growth. Goals and development areas are reviewed during year-end performance reviews. We believe this level of engagement and development, with goal setting and development

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plans, is critical for talent development and retention. Moreover, we leverage our internal employee Talent Profile tool for employees to document their career accomplishments, certifications and career aspirations. Our employees use our Talent Profiles to source talent throughout the organization for their projects.

We conduct organizational talent reviews to assess our collective talent, evaluate macro-organizational trends, identify and mitigate talent risk, identify successorship opportunities, and enable us to have the talent to meet our goals and serve our clients. In 2023, we held robust calibration exercises and talent review discussions with executive and senior leaders across our business, which resulted in action plans designed to further develop, engage, and retain our talent, build successorship, and meet business objectives. Our Board of Directors and its committees are also regularly updated on our organizational talent reviews and talent development efforts as part of their succession planning oversight.

Additionally, we conduct periodic 360-degree feedback surveys for our business leaders. These surveys are essential to understanding leadership strengths, development opportunities and the assembly of each leader’s development plan.

Employee Retention and Rewards

Core to our talent retention strategy is our carefully designed and comprehensive compensation package. We strive to maintain a fair and equitable compensation program for comparable roles, experience and performance that is independent of employee race, gender, sexual orientation, or other personal characteristics. Annually, we conduct a gender pay equity assessment to allow us to provide equitable compensation for employees performing substantially similar work by job and level across all businesses and all corporate functions, regardless of gender.

We conduct annual compensation planning, in which business line and corporate leaders evaluate team members for performance-based salary increases and promotions. We also reward employees’ performance with project-based and annual performance cash bonus program opportunities. We offer long-term equity incentives to a number of our employees under our stock incentive plan. We believe strongly in employee ownership of Montrose, and we believe our equity incentives can help to retain employees and create value for our clients, for our employees and for our stockholders.

We also believe in recognizing our employees for their contributions. Our leaders have opportunities to identify and nominate employees who have excelled and gone above and beyond their responsibilities and expectations. These employees are recognized individually, in team settings, or by our CEO in broader settings.

Globally, we offer country-specific and what we believe are competitive healthcare, life, and disability insurance, retirement programs and paid time-off programs.

Diversity, Fairness and Inclusion

At Montrose, diversity, fairness, and inclusion (“DF&I”) are key to fulfilling our Company aspirations to be the future of environmental solutions. Our Board’s Compensation Committee has direct oversight of our DF&I programs, priorities, and strategies. Our DF&I strategies are aimed towards promoting a diverse, inclusive, and fair organization and culture that embraces each person’s unique perspectives and differences such as race, ethnicity, gender identification, sexual orientation, age, religion, culture, military status, title or position in the company, geography, educational background or disability.

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Our DF&I efforts help to identify the inclusion, fairness, and diversity strengths, issues, and opportunities within our business. Our DF&I committee, established in July 2020, is comprised of employees across our various teams, divisions and geographies and is overseen by our SVP of Human Resources. The committee works to build awareness and formalize employee engagement, training, development and policies that support our DF&I goals and initiatives. Our SVP of Human Resources acts as the committee’s executive sponsor, serving as the liaison between the committee and our executive leadership team, works to formalize the committee’s objectives, and increases communications across Montrose.

We aim to build positive environments built on mutual respect, equitable access to opportunities, and appreciation for the value each employee delivers to the Montrose team, our clients and our communities. In furtherance of these efforts, we have deployed mandatory inclusion training to our full-time workforce.

Our WeLEAD (Women Empowering Leadership) program, which was established in January 2020, is focused on fostering the recruitment, retention and professional development of women at our company. Our WeLEAD program is developing an alliance of women leaders across Montrose, with a key emphasis on mentorship and talent development, and has successfully recommended policy changes that have been implemented to promote the development and retention of female talent within the organization.

Further to its mission, WeLEAD coordinates a formal annual mentorship program, with approximately 100 employees participating in the 2023-2024 program. The program provides a structured environment for one-on-one mentorship, along with facilitated small and large group sessions and events, and a regular newsletter providing topics for conversation and supplemental resources.

In 2023, we expanded our employee resource groups (“ERGs”) beyond WeLEAD to include BEAM (Black Employees At Montrose) and PRISM (Pride, Recognition, Identity, Solidarity at Montrose). The ERGs aim to develop communities across business lines that facilitate a support mechanism and foster a sense of inclusion, success sharing and mentorship.

BEAM is dedicated to creating an inclusive and equitable workplace where diversity thrives and the unique experiences and perspectives of our Black colleagues are celebrated. BEAM’s mission is to foster an environment where everyone feels valued, supported, and empowered to reach their fullest potential. Leveraging the power of collective advocacy and mentorship to shape the future leaders of the Company, BEAM aims to provide essential tools, initiatives and a platform for professional growth in order to propel its members towards excellence in both their careers and environmental stewardship.

PRISM is a collective of LGBTQIA+ employees and supportive non-identifying employees - all dedicated to community outreach and advocacy, creating visibility and promoting leadership development. PRISM’s mission is to promote inclusivity and equity regardless of LGBTQIA+ identity at Montrose by partnering with employees, clients, and vendors, participating in PRIDE events and educating others through shared experiences that influence change in language and policies.

We continue our efforts to highlight the diverse perspectives of our employees and the celebration of holidays and commemorative periods throughout the year. The DF&I committee released reflections of employees, internally and externally, and educational communications for holidays, heritage months and various dates dedicated to diverse backgrounds and cultures.

Our DF&I committee also actively works with our human resources and talent acquisition teams to expand our recruiting efforts of science, technology, engineering and math professionals, as well as engaging with colleges and professional organizations that promote individuals from underrepresented

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populations. For example, we have sponsored events for the Society of Women Environmental Professionals to build a long-term relationship. Additionally, the committee, in coordination with our human resources team continues to review our job posting templates for inclusive and fair recruitment language aimed towards facilitating a diverse applicant pool.

Further to our DF&I commitments and as part of our sustainability commitments, we have committed to reach gender parity in the workforce by 2040.

Community Development

Our employees’ dedication to supporting each other has led to the establishment of The Montrose Community Foundation, a non-profit organization formed and operated by our employees for the benefit of our employees. Through its volunteer board, The Montrose Community Foundation uses donations made by employees, board members, clients and others to provide resources to our employees in times of need. Our employees’ dedication of personal time and resources solely for the benefit of their colleagues exemplifies our team-oriented culture.

Governance

Our human capital strategy is led by our Human Resources function under the direction of our SVP of Human Resources, with active oversight by our Board’s Compensation Committee. The Compensation Committee and Board receive regular updates on human capital matters, including training and development, and related strategic initiatives from our SVP of Human Resources and our executive leadership team.

Board and Executive Diversity

Our Board of Directors recognizes that diversity is an important factor in providing an appropriate balance of skills, knowledge, experience and perspectives on our Board and in our executive leadership. With the support of our Board, diversity continues to be a focus for recruitment and retention of our workforce and Board members. The following charts reflect the ethnic and racial diversity, age diversity and gender diversity of our Board of Directors. As summarized in “Corporate Governance —Review of Director Nominees”, our Nominating and Corporate Governance Committee and Board consider diversity in evaluation of new board members and seek diverse candidates with skills and experiences to complement and enhance our current Board.

34

2024 ANNUAL PROXY STATEMENT

In addition to the diversity of the Company’s Board of Directors, the Company’s named executive officers are from diverse racial and ethnic backgrounds and genders, as reflected in the following charts:

Health, Safety and Wellness

Our culture of safety and wellbeing of our employees is supported by a dedicated team of health and safety professionals.

Across our organization, we demonstrate our strong commitment to the safety of our employees with frequent communications and systems that actively engage employees and encourage all employee’s input and involvement. The foundation of the safety program is designed so that our employees are sufficiently trained to perform their job duties, have properly operating equipment including correct Personal Protective Equipment such as gloves, eyewear and respirators, job hazards are properly identified, mitigated and planned for prior to work commencement, and the entire process is documented to validate and improve performance. All employee time associated with safety preparation and training is fully paid to employees. Current initiatives include driving safety, chemical safety, job safety planning and job hazard analysis. Furthering our commitment to our employees, we employ a third party occupational medical provider that is available to all employees 24/7 to discuss occupational health concerns. Finally, all our employees have complete stop work authority and can stop any project or task if there is any concern about a safety issue without any fear of retribution.

Our dedication and commitment to safety have resulted in us again receiving National Safety Council Award for Operational Excellence.

35

2024 ANNUAL PROXY STATEMENT

The Board of Directors

PROPOSAL 1: Election of Directors

Our Board is divided into three classes, Class I, Class II and Class III, each consisting of as near an equal number of directors as possible.

Under our certificate of incorporation, the total number of directors will be determined from time to time by our Board. At present, our Board has the number of directors at nine, with one vacancy and three directors in each of Class I and II, and two directors in Class III. Our directors serve staggered terms according to class, so that only a single class of directors shall have terms expiring in any given year. Those who are elected as directors upon expiration of a term shall serve for a three-year term and until the election and qualification of their respective successors in office, or until the director’s earlier death, resignation or removal. The vacancy relates to a Board seat that Oaktree has the right to fill pursuant to the terms of our Series A-2 preferred stock. Oaktree has not replaced its former appointee on the Board of Directors following his resignation in June 2022.

The current terms of our three Class I directors, J. Miguel Fernandez de Castro, Vijay Manthripragada and Robin L. Newmark, will expire at the Annual Meeting. Our Board has nominated Messrs. Fernandez de Castro and Manthripragada and Dr. Newmark for election as our Class I directors with terms expiring at the 2027 annual meeting of stockholders. Please see “The Board of Directors” below for information about the nominees for election as directors and the current members of the Board who will continue serving following the Annual Meeting, their business experience and other pertinent information.

Proxies cannot be voted for a greater number of persons than the number of nominees named. If you sign and return the accompanying proxy card or voting instruction form or vote electronically over the Internet or by telephone, your shares will be voted for the election of the three nominees recommended by the Board of Directors unless you choose to abstain or vote against any of the nominees. If any nominee for any reason is unable to serve or will not serve, proxies may be voted for such substitute nominee as the proxy holder may determine. The Company is not aware of any nominee who will be unable to or will not serve as a director. The Company did not receive any stockholder nominations for director for the Annual Meeting.

Required Vote

Directors are elected by a plurality of the votes cast. This means that the three individuals nominated for election to the Board of Directors who receive the most “FOR” votes (among votes properly cast in person or by proxy) will be elected. Abstentions and broker non-votes will not affect the outcome of the election of directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE

FOR

EACH OF THE THREE NOMINEES.

36

2024 ANNUAL PROXY STATEMENT

Overview

The Company’s Board of Directors collectively provide a significant breadth of experience, knowledge and ability to effectively represent the interests of stockholders, uphold the Company’s mission and provide a broad set of perspectives.

Director Skills and Experience

The Board of Directors believes the Board, as a whole, should possess the requisite combination of skills, professional experience, and diversity of backgrounds to oversee the Company’s business. The Board of Directors also believes there are certain attributes each individual director should possess. Accordingly, the Board of Directors and the Nominating and Corporate Governance Committee consider the qualifications of directors and director candidates individually as well as in the broader context of the Board’s overall composition and the Company’s current and future needs. The graphic below illustrates the range of skills, professional experience and diversity of backgrounds possessed by our current directors. Our directors also possess other individual skills, professional experience and background qualifications not depicted in the graphic below.

The Board believes its composition is well-rounded, diverse and independent with the institutional knowledge of longer-tenured directors and fresh perspectives brought by newer directors. Directors have a variety of skills and experiences developed across a broad range of industries which enables effective oversight of the business and aligns with our strategic goals and priorities.

Overview of Experience Categories

•

Public Company Board Experience. Director serves or has served on at least one other SEC reporting company board and has an understanding of the practices and functions of public reporting company board operations and governance matters.

•	Financial Sophistication. Director has an understanding of accounting, auditing, tax, banking, insurance, investments, capital structures and / or corporate finance activities.

37

2024 ANNUAL PROXY STATEMENT

•	Strategic Leadership and Management. Director serves or has served in a senior executive position (CEO, COO, CFO or equivalent).

•

International Operations. Director has experience leading or serving in high-level management positions with companies with operations outside the United States and familiarity with business culture and regulatory framework of non-U.S. operations.

•

Environmental, Social and Governance. Director has experience with environmental, social and governance matters, including climate change risks and opportunities, corporate social responsibility, human capital management, inclusion and diversity, and / or corporate culture.

•	Innovation and Technology. Director has experience in research, development, commercialization and / or acquisition of innovative technologies.

•	Mergers and Acquisitions and Integration. Director has experience in evaluating, completing and / or integrating mergers and acquisitions of businesses.

•

Talent / Organizational Development. Director has practical experience in recruitment, retention, development and compensation of employees, as well as human resources practices, inclusion and diversity programs, and assessment and / or development of corporate culture.

•	Risk Management and Cybersecurity. Director has experience in risk management and oversight, including cybersecurity.

The Nominating and Corporate Governance Committee considers these attributes, as well as others it deems relevant, when conducting searches for new directors, as well as in determining whether to re-nominate an incumbent director or a candidate nominated by a stockholder. As noted above, our Nominating and Corporate Governance Committee is enhancing the skills matrix used to identify skills, experience and qualifications of our existing directors, as well as those of future Board candidates.

The following table sets forth the names, ages and background information of the nominees for election as directors and the current members of the Board of Directors who will continue serving following the Annual Meeting, as well as each individual’s specific experience, qualifications and skills that led the Board of Directors to conclude that each such nominee / director should serve on the Board of Directors. Please refer to Item 1, Business in the Company’s 2023 Annual Report on Form 10-K for biographical information pertaining to the Company’s executive officers.

38

2024 ANNUAL PROXY STATEMENT

Class I Director Nominees

Nominees for Election to a Three-Year Term Expiring at the 2027 Annual Meeting of Stockholders

Name, Skills and Experience			Age	Committee(s)
J. MIGUEL FERNANDEZ de CASTRO
	Mr. Fernandez de Castro has been a Director since December 2013. Mr. Fernandez de Castro has served as Co-Chief Executive Officer of ExamWorks Group, Inc., a provider of independent medical examination services, since January 2020, and as Chief Financial Officer of ExamWorks since March 2009. Previously, Mr. Fernandez de Castro served as Senior Executive Vice President of ExamWorks from March 2009 to January 2020. Before ExamWorks, Mr. Fernandez de Castro served first as Senior Vice President and subsequently		52	Audit

as Chief Financial Officer and Vice President and Controller of TurboChef Technologies, Inc. Before TurboChef, Mr. Fernandez de Castro held various positions with PracticeWorks, Inc. Mr. Fernandez de Castro began his career in the audit services group of BDO Seidman, LLP. Mr. Fernandez de Castro received a Bachelor of Arts in Economics and Spanish and a Masters in Accounting from the University of North Carolina at Chapel Hill. Mr. Fernandez de Castro is a Certified Public Accountant in the State of Georgia.

Mr. Fernandez de Castro’s broad executive finance and accounting experience, as well as his professional accounting background, provide the Board with important expertise regarding accounting, financial and treasury matters. This experience also brings to the Board important depth of knowledge regarding public company reporting.

✓ Financial Sophistication ✓ Innovation and Technology ✓ Risk Management and Cybersecurity	✓ Strategic Leadership and Management ✓ Talent / Organizational Development	✓ International Operations ✓ Mergers and Acquisitions and Integrations

39

2024 ANNUAL PROXY STATEMENT

Name, Skills and Experience			Age	Committee(s)
VIJAY MANTHRIPRAGADA
	Mr. Manthripragada joined Montrose Environmental as our President in September 2015. In June 2016 Mr. Manthripragada also joined our Board of Directors and, since February 2016, he has served as our President and Chief Executive Officer. Before joining Montrose Environmental, Mr. Manthripragada most recently served as the Chief Executive Officer of PetCareRx, Inc., an e-commerce company, from 2013 to 2015. Prior to PetCareRx, Mr. Manthripragada was at Goldman Sachs where he held various positions from 2006 to 2013. Mr. Manthripragada received his Master of Business		47	None

Administration from The Wharton School, University of Pennsylvania and his Bachelor of Science in Biology from Duke University.

Mr. Manthripragada’s qualifications to serve on the Board include his experience as a president and chief executive officer, which contributes valuable management expertise to the Board’s collective knowledge. Mr. Manthripragada’s Board service also creates a direct, more open channel of communication between the Board and senior management.

✓ Financial Sophistication ✓ Environment, Social and Governance ✓ Mergers and Acquisitions and Integrations	✓ Strategic Leadership and Management ✓ Innovation and Technology ✓ Risk Management and Cybersecurity	✓ International Operations ✓ Talent / Organizational Development

40

2024 ANNUAL PROXY STATEMENT

Name, Skills and Experience			Age	Committee(s)
ROBIN L. NEWMARK
	Dr. Newmark has been a Director since January 2020. Dr. Newmark was previously Executive Director Emeritus at the U.S. Department of Energy’s National Renewable Energy Laboratory (NREL), the national laboratory advancing renewable energy and energy efficiency technologies, a position she held from September 2018 to January 2021 where she led energy analysis and decision support efforts, with prior positions including Executive Director, Strategic Initiatives, Associate Laboratory Director, Energy Analysis and Decision Support, Director, Strategic Energy Analysis Center and Principal Program		67	Nominating and Corporate Governance (Chair)

Manager, Planning and Program Development from 2009 to 2010. Prior to her work at NREL, Dr. Newmark conducted research in energy, environment, climate and national security, and held several leadership positions at the Lawrence Livermore National Laboratory, a national laboratory specializing in nuclear weapons, national and homeland security, energy and environmental research, including Deputy Program Director, Energy and Environmental Security, Program Leader and Associate Program Leader, Water and Environment and External Relations Director, Global Security. Dr. Newmark co-invented a suite of award-winning environmental remediation technologies, authored over 100 papers and reports in the open literature and holds five patents. Dr. Newmark previously served on the Board of Directors of a nonprofit organization initiated by the Colorado Governor’s Energy Office as a resource and energy efficiency asset for regional and national stakeholders. Dr. Newmark received a Bachelor of Science in Earth and Planetary Sciences from the Massachusetts Institute of Technology (Phi Beta Kappa), a Master of Science in Earth Sciences (Marine Geophysics) from the University of California at Santa Cruz, a Master of Philosophy in Geophysics and a Doctor of Philosophy in Marine Geophysics from Columbia University.

Dr. Newmark brings over 30 years of planning and operations experience across the energy and environmental innovation ecosystem to the Board, from foundational research to technology development, validation and entry into commercial markets. Her experience engaging industry partners and public stakeholders in projects provides invaluable expertise and insight to the Board for pursuing our mission and supporting our clients’ environmental needs.

✓ International Operations ✓ Talent / Organizational Development	✓ Environmental, Social and Governance ✓ Mergers and Acquisitions and Integrations	✓ Innovation and Technology ✓ Risk Management and Cybersecurity

41

2024 ANNUAL PROXY STATEMENT

Continuing Directors

Class II Directors Continuing in Office Until the 2025 Annual Meeting of Stockholders

Name, Skills and Experience			Age	Committee(s)
J. THOMAS PRESBY

Mr. Presby has been a Director since August 2016. Mr. Presby is a former partner of Deloitte, where, in his 30 years as a partner, he held numerous leadership positions within the United States and abroad, including ten years in Paris and Central Europe developing Deloitte’s global network. Before retiring in 2002, he served seven years as Global Deputy Chairman and Chief Operating Officer. Following his retirement from Deloitte, Mr. Presby has served on the board of directors and as audit committee Chair of nine other publicly listed companies, including American Eagle Outfitters, Inc., ExamWorks Group, Inc., First Solar, Inc., Greenpoint Financial Corp., Invesco Ltd.,

			84	Audit (Chair) Compensation

PracticeWorks Inc., Tiffany & Co., TurboChef Technologies, Inc. and World Fuel Services Corp., as well as several privately held companies. He recently retired from the New York Chapter of the National Association of Corporate Directors after more than ten years of service. Mr. Presby previously served as a trustee of Rutgers University, Montclair State University and as director and chairman of the audit committee of The German Marshall Fund of the United States. Mr. Presby received a Bachelor of Science in electrical engineering from Rutgers University and a Master of Science in industrial administration from the Carnegie Mellon University Graduate School of Business. He is a Life Member of the AICPA.

Mr. Presby brings a significant level of financial and accounting expertise to the Board, developed at the highest levels during his more than 30-year career with Deloitte, working with numerous listed companies, as well as his extensive resume of audit committee and audit committee chair service for a number of public and private companies. This experience also provides invaluable insight regarding public company reporting matters, as well as a deep understanding of the process of an audit committee’s interactions with the Board, management and the external auditor.

✓ Public Company Board Experience ✓ International Operations ✓ Talent / Organizational Development	✓ Financial Sophistication ✓ Innovation and Technology ✓ Risk Management and Cybersecurity	✓ Strategic Leadership and Management ✓ Mergers and Acquisitions and Integrations

42

2024 ANNUAL PROXY STATEMENT

Name, Skills and Experience			Age	Committee(s)
JAMES K. PRICE

Mr. Price has been a Director since December 2013. Mr. Price is a co-founder of ExamWorks Group, Inc., a provider of independent medical examination services, and has served as its Co-Executive Chairman since January 2020. Previously, Mr. Price served as Chief Executive Officer of ExamWorks from October 2010 to January 2020, and as Co-Chairman of the Board and Co-Chief Executive Officer of ExamWorks from 2008 to 2010. Before ExamWorks, Mr. Price served as President, Chief Executive Officer and director of TurboChef Technologies, Inc. and as President, Chief Executive Officer and a director of PracticeWorks, Inc. Mr. Price was a co-founder of AMICAS, Inc. and served

			65	Compensation Nominating and Corporate Governance

as its Executive Vice President and Secretary. Mr. Price has served as an executive officer of American Medcare and also co-founded and was an executive officer of International Computer Solutions. Mr. Price sits on the board of directors of several privately-held companies and non-profit organizations. Mr. Price holds a Bachelor of Arts in marketing from the University of Georgia.

Mr. Price’s qualifications to serve on our Board include his expertise in business and corporate strategy and his strong background with early-stage companies like ours that grew both organically and through strategic acquisitions. Mr. Price’s extensive resume as the chief executive officer of other companies also contributes valuable executive and management experience to the Board’s collective knowledge. His broad experience with other public and private company boards also brings important insight and guidance to the Board regarding its responsibilities and best practices in corporate governance.

✓ Public Company Board Experience ✓ International Operations ✓ Talent / Organizational Development	✓ Financial Sophistication ✓ Environmental, Social and Governance ✓ Mergers and Acquisitions and Integrations	✓ Strategic Leadership and Management ✓ Innovation and Technology ✓ Risk Management and Cybersecurity

43

2024 ANNUAL PROXY STATEMENT

Name, Skills and Experience			Age	Committee(s)
JANET RISI FIELD
	Ms. Risi has been a Director since October 2021. Ms. Risi was previously President and Chief Executive Officer of Independent Purchasing Cooperative, an international supply chain management organization she founded in 1996, until December 2021. Prior to founding Independent Purchasing Cooperative, Ms. Risi was a commodities buyer for Ralston Purina and held a number of other positions within the food industry. Ms. Risi also serves on the board of directors for several private companies and charitable organizations. Ms. Risi received a B.A. in English and a minor in Business from		64	Nominating and Corporate Governance

DePauw University.

Ms. Risi’s qualifications to serve on our Board include her experience founding and growing a successful, international business, which is particularly helpful as we grow our business further and expand internationally, as well as her extensive executive and leadership skills gained over the course of her professional career. Ms. Risi’s service on other public and private company boards, including serving as a compensation committee chair of a public company, brings important insight and guidance to the Board regarding its responsibilities and best practices regarding executive compensation.

✓ Public Company Board Experience ✓ Talent / Organizational Development	✓ Strategic Leadership and Management ✓ Environmental, Social and Governance	✓ International Operations ✓ Innovation and Technology

Class III Directors Continuing in Office Until the 2026 Annual Meeting of Stockholders

Name, Skills and Experience			Age	Committee(s)
PETER M. GRAHAM

Mr. Graham has been a Director since June 2017. Mr. Graham is a private investor and has been a partner at One Better Ventures LLC, a private advisory and investment company, since June 2017. Mr. Graham served on the board and as chairman of the audit committee of Thrive Acquisition Corporation, a publicly held special purpose acquisition company from September 2021 until January 2023. Previously, Mr. Graham served for seventeen years as chairman of the board of Seventh Generation, Inc., a privately held consumer products company, until it was sold to Unilever PLC in October 2016. Until 2004, Mr. Graham held various positions with Ladenburg Thalmann Group Inc.,

			69	Compensation (Chair) Audit

including Principal, President and Vice Chairman. In addition to serving on the board of directors of a number of public and privately-held companies prior to 2014, including in the role of lead independent director and chair of the audit and compensation committees, Mr. Graham served on the board of directors of ExamWorks Group, Inc. until May 2016, where he served as a member of the audit, compensation and nominating and corporate governance committees.

Mr. Graham’s extensive service on other public and private company boards, including serving as a lead independent director and audit and compensation committee chair, brings important insight and guidance to the Board regarding its responsibilities, including as a public company, as well as best practices in corporate governance. Mr. Graham’s exposure to the investment banking industry contributes extensive knowledge of finance and capital markets to the Board.

✓ Public Company Board Experience ✓ Environmental, Social and Governance ✓ Talent / Organizational Development	✓ Financial Sophistication ✓ Risk Management and Cybersecurity ✓ Mergers and Acquisitions and Integrations	✓ Strategic Leadership and Management

44

2024 ANNUAL PROXY STATEMENT

Name, Skills and Experience			Age	Committee(s)
RICHARD E. PERLMAN

Mr. Perlman has been a Director since December 2013, and Chairman of the Board since July 2019. Mr. Perlman is a co-founder of ExamWorks Group, Inc., a provider of independent medical examination services, and has served as its Co-Executive Chairman since January 2020, and previously served as its Executive Chairman from October 2010 to January 2020. Mr. Perlman is also the Chairman of Compass Partners, LLC, a merchant banking firm specializing in middle market companies, which he founded in 1995. Mr. Perlman’s previous positions include serving as Executive Chairman of TurboChef Technologies, Inc.,

			77	Compensation Nominating and Corporate Governance

PracticeWorks, Inc. and AMICAS. Mr. Perlman sits on the boards of various privately-held companies and serves on The Executive Advisory Board of The Wharton School, The Wharton Entrepreneurship Advisory Board and is a part time faculty member of The Wharton School. He is also a board member of The James Beard Foundation and the Boys and Girls Club of Sarasota. Mr. Perlman is a graduate of the Wharton School of the University of Pennsylvania and received his Master of Business Administration from The Columbia University Graduate School of Business.

Mr. Perlman’s qualifications to serve on our Board include his expertise in business and corporate strategy and his strong background with early-stage companies like ours that grew both organically and through strategic acquisitions. His broad experience with other public and private company boards also brings valuable insight and guidance to the Board regarding its responsibilities and best practices in corporate governance. Mr. Perlman’s significant background in banking and other fiscal matters brings meaningful value the Board’s approach to the Company’s financial positioning.

✓ Public Company Board Experience ✓ International Operations ✓ Talent / Organizational Development	✓ Financial Sophistication ✓ Environmental, Social and Governance ✓ Mergers and Acquisitions and Integrations	✓ Strategic Leadership and Management ✓ Innovation and Technology ✓ Risk Management and Cybersecurity

45

2024 ANNUAL PROXY STATEMENT

Director Compensation

Our non-management directors are eligible to receive compensation for their services on our Board of Directors and its committees in the form of cash retainers and restricted stock awards. On December 15, 2022, our Board approved the annual compensation packages for our non-management directors for their service on our Board of Directors and its committees for the fiscal year ended December 31, 2023 as set forth below, which was unchanged from non-management director compensation for the fiscal year ended December 31, 2022.

2023 Director Compensation ($)

Annual Cash Retainer	90,000(1)

Annual Equity Grant	110,000(2)

Total Base Compensation	200,000

COMMITTEE CHAIR CASH RETAINERS

Audit	50,000

Compensation	30,000

Nominating and Corporate Governance	10,000

Non-Executive Chair Cash Retainer	80,000

(1)	Annual cash retainers are paid quarterly, in arrears.

(2)

Our non-management directors receive an award of restricted stock, with the number of shares determined by dividing the annual equity grant amount by the closing price of our common stock on the date of the grant (or the prior trading date, if the date of grant falls on a non-trading day), rounded down to the nearest whole share. All restricted stock granted to our non-management directors vest on the one-year anniversary from the date of grant.

Our directors are reimbursed for travel, food, lodging and other expenses directly related to their activities as directors. Our directors are also entitled to the protection provided by the indemnification provisions in our bylaws and the indemnification agreements entered into with the directors. Our Board may revise the compensation arrangements for our directors from time to time.

46

2024 ANNUAL PROXY STATEMENT

The following table sets forth the compensation earned by our non-management directors for the fiscal year ended December 31, 2023:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Total ($)

J. Miguel Fernandez de Castro	90,000	109,998	199,998

Peter M. Graham	120,000	109,998	229,998

Robin L. Newmark	100,000	109,998	209,998

Richard E. Perlman	170,000	109,998	279,998

J. Thomas Presby	140,000	109,998	249,998

James K. Price	90,000	109,998	199,998

Janet Risi Field	90,000	109,998	199,998

(1)

Represents the aggregate grant date fair value of the award of restricted stock granted under the Company’s Amended and Restated 2017 Stock Incentive Plan (the “Stock Plan”) in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Stock Compensation (“ASC 718”). The fair value reported equals the number of restricted shares granted, which was 2,478, multiplied by the closing price of the Company’s common stock of $44.39 per share on December 30, 2022, the trading day immediately prior to the date of grant.

(2)	The following table sets forth the aggregate number of stock awards and stock options outstanding as of December 31, 2023:

Name	Aggregate Shares Subject to Outstanding Stock Awards (#)(a)	Number of Securities Underlying Exercised Options (#) Exercisable (b)	Number of Securities Underlying Exercised Options (#) Unexercisable

J. Miguel Fernandez de Castro	2,478	—	—

Peter M. Graham	2,478	—	—

Robin L. Newmark	2,478	—	—

Richard E. Perlman	2,478	—	—

J. Thomas Presby	2,478	10,000	—

James K. Price	2,478	—	—

Janet Risi Field	2,478	—	—

(a)	All 2,478 of the shares reported for each director are shares of restricted stock that vested on January 1, 2024.

(b)	Stock options have an exercise price of $9.76 per share of common stock and are fully vested.

47

2024 ANNUAL PROXY STATEMENT

Stock Ownership Guidelines

Our Board believes that, in order to more closely align the interest of our non-management directors with the long-term interests of our stockholders, all non-management directors should maintain a level of equity interests in the Company’s common stock. Under our Stock Ownership Guidelines, all non-management directors (other than any director appointed pursuant to a contractual right, such as that of Oaktree, the holder of our Series A-2 preferred stock) are expected to hold at least five times the annual cash retainer (currently $450,000) in stock or stock equivalents, subject to a five-year phase-in period following our initial public offering in July 2020, or for subsequent appointments, from the director’s date of appointment. As of January 31, 2024, all of the non-management directors subject to the ownership guidelines exceeded or were on track to meet this requirement. See “Compensation Discussion and Analysis” for a discussion of stock ownership guidelines applicable to our executive officers.

48

2024 ANNUAL PROXY STATEMENT

Audit Committee Matters

Report of the Audit Committee

The Audit Committee hereby reports as follows:

1.

Management has primary responsibility for the accuracy and fairness of the Company’s consolidated financial statements as well as the processes employed to prepare the financial statements, and the system of internal control over financial reporting.

2.

The Audit Committee represents the Board of Directors in discharging its responsibilities relating to the Company’s accounting, financial reporting, financial practices and system of internal controls. As part of its oversight role, the Audit Committee has reviewed and discussed with the Company’s management the Company’s audited consolidated financial statements included in its 2023 Annual Report on Form 10-K.

3.

The Audit Committee has discussed with the Company’s independent registered public accounting firm, Deloitte & Touche LLP, the overall scope of and plans for its audit. The Audit Committee has met with Deloitte & Touche LLP, with and without management present, to discuss the Company’s financial reporting processes and system of internal control over financial reporting in addition to those matters required to be discussed with the independent auditors under the applicable requirements adopted by the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

4.

The Audit Committee has received the written disclosures and the letter from Deloitte & Touche LLP required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with Deloitte & Touche LLP their independence.

5.

Based on the review and discussions referred to in paragraphs (1) through (4) above, the Audit Committee recommended to the Board of Directors and the Board of Directors has approved the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 for filing with the SEC.

J. Thomas Presby

Peter M. Graham

J. Miguel Fernandez de Castro

49

2024 ANNUAL PROXY STATEMENT

PROPOSAL 2: Ratification of Appointment of Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors has appointed Deloitte & Touche LLP, an independent registered public accounting firm, to audit the financial statements of the Company for the year ending December 31, 2024. At the Annual Meeting, stockholders will be asked to ratify the selection of Deloitte & Touche LLP.

Deloitte & Touche LLP has audited the Company’s financial statements since 2016. The Company has been advised by Deloitte & Touche LLP that the firm has no relationship with the Company or its subsidiaries other than that arising from the firm’s engagement as auditors, tax advisors and consultants. A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she so desires, and is expected to be available to respond to appropriate questions.

Neither the Company’s Certificate of Incorporation nor the Company’s Bylaws require that stockholders ratify the selection of the Company’s independent registered public accounting firm. However, we are requesting ratification because we believe it is a matter of good corporate practice. If the Company’s stockholders do not ratify the selection, the Audit Committee will reconsider whether or not to retain Deloitte & Touche LLP, but may, nonetheless, retain Deloitte & Touche LLP as the Company’s independent registered public accountants. Even if the selection is ratified, the Audit Committee in its discretion may change the appointment at any time if it determines that the change would be in the best interests of the Company and its stockholders.

Required Vote

The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024 will require the affirmative vote of a majority of shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal. Abstentions have the same effect as a vote against the proposal. Broker non-votes, to the extent there are any, will have no effect on the proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE

FOR

THE RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2024.

50

2024 ANNUAL PROXY STATEMENT

Audit and Non-Audit Fees

Set forth below are the fees billed to the Company by its independent registered public accounting firm, Deloitte & Touche LLP, for the fiscal periods indicated:

	2023($)	2022($)

Audit Fees	1,640,000	1,551,955

Tax Fees	3,017	20,123

All Other Fees	3,790	—

TOTAL	1,646,807	1,572,078

Audit Fees

Consist of fees for professional services provided in connection with the annual audit of the Company’s consolidated financial statements; the reviews of the Company’s quarterly results of operations and reports on Form 10-Q; and the services that an independent auditor would customarily provide in connection with audits of the Company’s subsidiaries, other regulatory filings, and similar engagements for each fiscal year shown, such as consents and reviews of documents filed with the SEC.

Tax Fees

Consist of fees for tax compliance, tax advice and tax planning.

All Other Fees

All other fees consist of subscription fees to the Company’s independent registered public accounting firm’s technical accounting literature site.

Pre-Approval Policies and Procedures

In connection with our initial public offering, the Board of Directors adopted a written policy for the pre-approval of certain audit and non-audit services which the Company’s independent registered public accounting firm provides. The policy balances the need to ensure the independence of the accounting firm while recognizing that in certain situations the firm may possess both the technical expertise and knowledge of the Company to best advise the Company on issues and matters in addition to accounting and auditing. In general, the Company’s independent registered public accounting firm cannot be engaged to provide any audit or non-audit services unless the engagement is pre-approved by the Audit Committee in compliance with the Sarbanes-Oxley Act of 2002. Certain basic services may also be pre-approved by the Chairman of the Audit Committee under the policy. However, any service that is not specifically pre-approved under the policy must be specifically pre-approved by the Audit Committee if it is to be provided by the independent registered public accounting firm. In determining whether or not to pre-approve services, the Audit Committee determines whether the service is a permissible service under the SEC’s rules, and, if permissible, the potential effect of such services on the independence of the Company’s independent registered public accounting firm. All of the fees identified in the table above were approved in accordance with SEC requirements and pursuant to the policies and procedures described above.

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2024 ANNUAL PROXY STATEMENT

Compensation Committee Matters

Compensation Committee Report

The Compensation Committee hereby reports as follows:*

1.

In fulfilling its oversight responsibilities, the Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis (CD&A) required by Item 402(b) of Regulation S-K with management; and

2.

Based on its review and these discussions, has recommended to the Board of Directors that the CD&A be included or incorporated by reference in our fiscal year 2023 Annual Report on Form 10-K and this 2024 Proxy Statement.

Peter M. Graham

Richard E. Perlman

J. Thomas Presby

James K. Price

*

This Compensation Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any of our filings under the Securities Act of 1933, as amended, (the “Exchange Act”), whether made before or after the date hereof, unless specifically incorporated by reference therein.

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2024 ANNUAL PROXY STATEMENT

Compensation Discussion and Analysis

In this Compensation Discussion and Analysis (CD&A), we provide an overview and analysis of our compensation philosophy, programs and policies for our named executive officers (NEOs) in order to provide our stockholders with the information necessary to assess our executive compensation program.

For purposes of review and analysis in this 2024 Proxy Statement, our named executive officers for all relevant periods were:

Name	Title
Vijay Manthripragada	President and Chief Executive Officer
Allan Dicks	Chief Financial Officer
Nasym Afsari	General Counsel and Secretary
Joshua W. LeMaire	Chief Operating Officer
Jose M. Revuelta	Chief Strategy Officer

Our Business

Since our inception in 2012, our mission has been to help clients and communities meet their environmental goals and needs. According to data derived from a 2023 Environmental Industry Study prepared by Environmental Business International, Inc., or EBI, which we commissioned and update annually, the global environmental industry is estimated to be approximately $1.44 trillion, with $494.0 billion concentrated in the United States.

We service complex and often non-discretionary environmental needs of our diverse clients across our three business segments: Assessment, Permitting and Response; Measurement and Analysis; and Remediation and Reuse. Examples of our services include:

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2024 ANNUAL PROXY STATEMENT

Our industry is highly fragmented with no single market leader. By focusing on environmental solutions, we believe we are uniquely positioned to become a leading platform in the industry. We provide a diverse range of environmental services to our private and public sector clients across the life cycle of their needs—whether they are launching new projects, maintaining operations, decommissioning operations, rehabilitating assets, managing the impacts of climate change or responding to unexpected environmental disruption. Our integrated platform has been a catalyst for our organic growth and we have built on this platform through strategic acquisitions.

Innovation is core to our strategy. The world’s environmental challenges continue to grow in number, scope and complexity, and mounting public pressure and regulatory changes continue to drive demand for better information and solutions. We focus on innovation in order to improve the quality of information we can provide to clients (such as more accurately measuring methane and GHG emissions or identifying variations of Per- and polyfluoroalkyl substances, or PFAS, in water) and provide better solutions to their environmental needs (such as the efficient removal of PFAS from contaminated water). We intend to continue innovating by investing in research, development, software development, and technology (directly and through strategic partnerships) to develop better solutions for our clients. We believe these investments—together with our investments in geographic expansion, sales and marketing initiatives, environmental service offerings and strategic acquisitions—will continue to distinguish us in the marketplace.

Business and Financial Performance

Our revenue and earnings are highly resilient. We are not dependent upon any single service, product, political approach or regulatory framework. We also serve a diverse set of approximately 5,900 clients across a wide variety of end markets and geographies within the private and public sectors. Funding for our services is typically non-discretionary given regulatory drivers and public health concerns. As a result, our business is positioned to be less susceptible to political and economic cycles.

Our financial success is driven by both strong organic and acquisition-driven growth, and as a result, our total revenue has grown at a compounded annual growth rate of 28% since 2019.

Our environmental focus and reputation have enabled us to attract and retain some of the most highly sought-after employees in our industry. These employees have contributed to our organic growth, differentiated brand, reputation and culture.

Our approach has allowed us to successfully and consistently scale our business, and we believe we are well positioned to continue our trajectory and market leadership as we address the growing environmental needs of our clients and communities.

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2024 ANNUAL PROXY STATEMENT

Stockholder Return

The following graph depicts the total cumulative stockholder return on our common stock from July 23, 2020, the first day of trading of our common stock on the NYSE, through December 31, 2023, relative to the performance of the Russell 2000 Index and MSCI USA ESG Leaders. The graph assumes an initial investment of $100.00 at the close of trading on July 23, 2020 and that all dividends paid by companies included in these indices have been reinvested. The performance shown in the graph below is not intended to forecast or be indicative of future stock price performance.

Say-on-Pay Vote on Executive Compensation

Our Compensation Committee considered the results of the non-binding stockholder advisory vote on the compensation of our named executive officers conducted at the May 9, 2023 annual meeting of stockholders. As reported in our current report on Form 8-K, filed with the SEC on May 11, 2023, approximately 50% of the votes cast on the proposal expressed support for the compensation program offered to our named executive officers as disclosed in last year’s proxy statement (the “Say-on-Pay Vote”). Accordingly, our Compensation Committee took the results of this vote into account as we evaluate our current compensation programs and formulate future programs. In light of this level of support for our Say-on-Pay Vote the Company reached out to stockholders to better understand their views and rationale for their voting decisions as described below. Further, the Board has elected to continue to conduct the Say-on-Pay Vote annually, thereby giving our stockholders the opportunity to provide feedback on the compensation of our NEOs each year. We will be conducting our annual Say-on-Pay Vote as described in Proposal Three of this Proxy Statement at the Annual Meeting.

Stockholder Outreach

In recent years, we have regularly engaged with our stockholders. Considering the results of our recent say-on-pay, vote we expanded our efforts to proactively reach out to our stockholders and their governance representatives to better understand any concerns they might have. This also provided an opportunity to discuss the Company’s compensation practices and key decisions.

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2024 ANNUAL PROXY STATEMENT

As summarized in “Corporate Governance – Stockholder Engagement”, as part of these stockholder engagements, we also discussed topics related to compensation. The summary table below sets forth compensation-related feedback from our stockholders, and the actions the Compensation Committee and Board have taken or plan to take in response to such feedback.

Topic	Response
Our plans for the use of long-term incentives after the five-year performance period of the outperformance grants made in 2021, and the vesting criteria for any such future incentives

As we begin to approach the end of the five-year performance period of the 2021 outperformance grant, our Compensation Committee will consider various approaches to the continued retention and motivation of our management team based on feedback from our independent compensation advisor and peer group data, as well as input from our stockholders.

Our Compensation Committee and Board recognize the importance of alignment of executive compensation with Company performance and stockholder objectives. These factors, along with market data, will be taken into consideration as we develop future compensation programs for our NEOs.

Compensation Committee motivations for implementing outperformance grants in 2021

As previously noted in our 2022 Proxy Statement, our 2021 outperformance grants were implemented by the Compensation Committee and Board in order to:

➣ align executive and stockholder interests;

➣ provide a significant portion of total compensation that is long term, performance-based and at risk; and

➣ attract and retain talented executives.

Metrics for achievement of performance targets for 2021 outperformance grants

As discussed in our 2023 Proxy Statement, and as further elaborated herein, the SARs granted to our NEOs in 2021 have significant stock price hurdles that must be achieved in order for such SARs to be earned and vest. Vesting in full in 2026 would require a 634% increase in the Company’s share price from FY2023.

In addition, 50% of the RSUs granted to our CEO, Vijay Manthripragada, are subject to performance criteria, as well as a 5-year vesting timeline, which requires the achievement of a specified EBITDA hurdle for the Company.

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2024 ANNUAL PROXY STATEMENT

Topic	Response
Considerations of the Board in determination of executive short-term compensation programs

As discussed in our 2023 Proxy Statement, our Compensation Committee and Board take into consideration peer group data, benchmark data, individual roles and responsibilities, and performance in developing our short term compensation programs. Our NEO compensation is reviewed and updated every two years, so at the time any adjustments are made, they also take into consideration the expected evolution of the Company for a two year period, as well as the individual NEO’s roles and responsibilities over a broader term, rather than reviewing and adjusting compensation on an annual basis.

Thresholds for achievement of short-term incentive programs

Our Compensation Committee and Board believe that utilizing adjusted EBITDA and acquired EBITDA as performance measures aligns our NEO compensation directly with the financial performance of the Company and aligns their compensation with the interests of our stockholders. While we do disclose performance thresholds and metrics related to acquired EBITDA, we do not publicly disclose our adjusted EBITDA performance targets, as the information is confidential and any disclosure thereof could cause competitive harm to the Company.

Our stockholder engagement efforts provided our Compensation Committee and Board representative with valuable input that has shaped our disclosures in this Proxy Statement and will be taken into consideration as we evolve and develop future compensation programs for our NEOs and other executive leaders. The Board acknowledges that transparency and responsiveness is an important component of our governance commitment to stockholders. We remain committed to engaging with our stockholders and value their input and feedback on the compensation and governance practices of the Company.

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2024 ANNUAL PROXY STATEMENT

Compensation Program Governance Highlights

Our goal is to have the best-in-class compensation program that aligns with our key objectives and our stockholders’ long-term interests. The table below shows the governance best practices that guide our compensation program.

	What We Do (Best Practices)		What We Don’t Allow

✓	Pay for performance	×	No hedging of Company stock by executives or directors.

✓	Align executive compensation with stockholder returns through long-term incentives.	×	No change-in-control severance multiple in excess of three times salary and target bonus.

✓	Hold annual say-on-pay vote.	×	No excise tax gross-ups in executive agreements.

✓	Enforce strict insider trading policies – and enforce blackout trading periods for executives, directors and others within the organization.	×	No re-pricing or cash buyout of underwater stock options or stock appreciation rights (“SARs”) allowed.

✓	Set meaningful stock ownership guidelines for executives and directors.	×	No excessive perquisites or benefits.

✓	Set a maximum individual payout limit on our Bonus Program and for our equity awards.	×	No guaranteed compensation either annually or multi-year.

✓	Retain an independent compensation consultant reporting directly to the Compensation Committee.	×	No uncapped incentive plans

✓	Link incentive compensation to a clawback policy with a 3-year lookback

Compensation Philosophy and Highlights

We are a stockholder value driven organization and our compensation philosophy is designed to motivate and retain top executive talent and drive organizational performance that is in the best interest of our stockholders in the long term. We are committed to a pay for performance philosophy and have designed our compensation programs in accordance with these objectives.

To reward both short- and long-term performance, the objectives of our executive compensation program are to:

1.	Align executive and stockholder interests;

2.	Provide a significant portion of total compensation that is long term, performance-based and at risk; and

3.	Attract and retain talented executives.

With our goal of becoming a global leader in the growing environmental industry, our leadership and culture are critical, define who we are and are foundational to our business performance. Given the sizable opportunities we believe are ahead of us in the evolving environmental industry and the potential for us to continue creating stockholder value, it is vital that we maintain our executive officer leadership team to the maximum extent possible.

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2024 ANNUAL PROXY STATEMENT

The following are key highlights of our fiscal year 2023 compensation program for our NEOs:

•	CEO and other NEOs did not receive any salary increases;

•	NEOs received a short-term incentive annual bonus payout for 2023 based on company performance, which was capped;

•	M&A cash bonus eligibility was capped; and

•	No additional equity grants to NEOs as previously disclosed.

Compensation Process

Role of the Compensation Committee

The Compensation Committee is responsible to our Board of Directors for oversight of our executive compensation programs. The Compensation Committee consists of independent directors and is responsible for the review and approval of all aspects of our programs. Among its duties, the Compensation Committee is responsible for:

•	Considering input from our stockholders;

•	Reviewing and assessing competitive market data;

•	Reviewing the chief executive officer’s performance and determining the chief executive officer’s compensation;

•	Reviewing and approving incentive plan goals, achievement levels, objectives and compensation recommendations for the NEOs and other executive officers;

•	Evaluating the competitiveness of each executive’s total compensation package to ensure that we can attract and retain critical management talent; and

•	Approving any changes to the total compensation programs for the NEOs including, but not limited to, base salary, annual bonuses, long-term incentives and benefits.

Following review and discussion, the Compensation Committee or the Board, as applicable, approves the executive compensation of our executive officers. The Committee is supported in its work by our Senior Vice President of Human Resources and our General Counsel, as well as the Compensation Committee’s independent compensation consultant.

Role of the Independent Compensation Consultant

The Compensation Committee has historically retained the services of Aon’s Human Capital Solutions Practice, a division of Aon plc (“Aon”), in accordance with the Compensation Committee’s charter. In 2023, the Compensation Committee changed its independent compensation consultant to Exequity LLP (“Exequity”) to first advise with respect to compensation for fiscal year 2024. During the partial year in which Aon was engaged as independent compensation consultant, and the balance of the year when Exequity was engaged as independent compensation consultant, each reported directly to the Compensation Committee. The Compensation Committee retains sole authority to hire or terminate the independent compensation consultant, approves its professional fees, determines the nature and scope of its services and evaluates its performance. A representative of the independent

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2024 ANNUAL PROXY STATEMENT

compensation consultant attends Compensation Committee meetings and communicates with the Compensation Committee chair between meetings, as requested. The Compensation Committee makes or recommends to the Board all final decisions regarding executive compensation.

In advising with respect to fiscal year 2022 compensation, which remained unchanged for fiscal year 2023, Aon’s role included the following:

•	Advising the Compensation Committee on director and executive compensation trends and regulatory developments;

•	Assisting with the design of our executive compensation structure, including both short and long-term incentive programs;

•	Developing a peer group of companies for determining competitive compensation rates;

•	Providing a total compensation study for executives against peer companies;

•	Providing advice to the Compensation Committee on corporate governance best practices, as well as any other areas of concern or risk;

•	Serving as a resource to the Compensation Committee chair for meeting agendas and supporting materials in advance of each meeting;

•	Reviewing and commenting on proxy statement disclosure items, including review of the CD&A; and

•	Advising the Compensation Committee on management’s pay recommendations.

The Compensation Committee has assessed the independence of each of Aon and Exequity as required by the SEC and NYSE listing standards. The Compensation Committee reviewed its relationship with Aon during their engagement, and its relationship with Exequity, and considered all relevant factors, including those set forth in Rule 10C-1(b)(4)(i) through (vi) under the Exchange Act. Based on this review, the Compensation Committee concluded that there are no conflicts of interest raised by the work performed by each of Aon and Exequity, and that each of Aon and Exequity is independent.

Role of Management

For executive officers other than himself, our CEO makes pay recommendations to the Compensation Committee based on competitive market data from our independent compensation consultants, perspectives from our independent compensation consultant on labor market dynamics, an assessment of individual performance and company financial performance. His recommendations to the Compensation Committee establish appropriate and market-competitive compensation opportunities for our NEOs, consistent with our overall pay philosophy. Our CEO and the Compensation Committee also review and approve the short-term incentive metrics and goals for the upcoming year and any new long-term incentive grants. The Compensation Committee reviews and discusses the recommendations, in conjunction with the Compensation Committee’s independent compensation consultant, in making compensation decisions or recommendations to the full Board. No officer participates directly in the final deliberations or determinations regarding his or her own compensation package. For CEO pay decisions, the Compensation Committee independently solicits data and perspectives from our independent compensation consultant and independently establishes compensation opportunities consistent with our overall pay philosophy.

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2024 ANNUAL PROXY STATEMENT

Pay Mix

Our mix of total target compensation in 2023 included significant portions of variable “at-risk” compensation and retentive equity compensation to incentivize a long-term focus and align their interests with those of our stockholders.

Of the regular 2023 annual target compensation opportunity of our CEO:

•	88% was equity based incentives;

•	6% was base salary; and

•	6% was cash incentives.

Of the regular 2023 annual target compensation opportunity of our other NEOs, on average:

•	84% was equity-based incentives;

•	9% was base salary; and

•	7% was cash incentives.

These calculations reflect the following:

•

2021 One-Time Long-Term Outperformance Equity Grant. As disclosed in our 2022 CD&A, on December 16, 2021, our NEOs received a one-time Long-Term Outperformance Equity Grant with significant stock price performance vesting hurdles. Consistent with our philosophy and objectives at the time of that grant, these provide long term equity incentives for a five-year period for each recipient. Given the five-year performance period of such grants, we have included 1/5th of the grant date value for the 2021 one-time Long-Term Outperformance Equity Grants in the compensation mix calculations above, even though the current values of such awards is less. For Mr. Manthripragada, 50% of his RSUs granted in 2021 are performance based and subject to the Company achieving certain EBITDA hurdles, as discussed in our CD&A.

o

None of the performance-based SARs or CEO performance-based RSUs have vested or been earned through the date of this Proxy Statement and are forfeitable if specified performance levels are not achieved within the allotted performance period.

•	2023 Equity Grants. No new equity grants made to our NEOs in 2023.

•

Our NEOs received an Acquisition Based Bonus for fiscal year 2023, which is further described in the CD&A. The Acquisition Based Bonus program is designed to provide NEOs with the opportunity to earn cash bonuses as a percentage of acquired adjusted EBITDA for acquisitions that closed between January 1, 2023 and December 31, 2023. The Acquisition Based Bonus reflected in the compensation mix calculations above assumes a target of $12.5 million of acquired adjusted EBITDA, and such Acquisition Based Bonus has a maximum payout at $25.0 million of acquired adjusted EBITDA.

Peer Group / Benchmarking

Periodically, the Compensation Committee reviews total compensation market data provided by its independent consultant. The Compensation Committee approves the peer group used for comparisons prior to commencement of the pay study.

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2024 ANNUAL PROXY STATEMENT

During 2021, management and the Compensation Committee performed a comprehensive review of potential peer companies. The following criteria were used to develop a peer group for Aon’s December 2021 pay study:

•

Industries. Construction and Engineering, Environmental and Facilities Services, Industrial Machinery, Oil and Gas Refining and Marketing, Renewable Energy, Research and Consulting Services and Semiconductor Equipment;

•

Company Size. Widened the annual revenue range to approximately 0.3 times to 4 times our annual revenues, with a secondary focus on market capitalization, to recognize our significant growth / M&A strategy and to capture more potential peer companies;

•	Competitors. Companies that compete with us for business and management talent.

The following peer group was approved and used in Aon’s December 2021 study to assist with fiscal year 2022 pay decisions. As further described herein, fiscal year 2023 pay programs were unchanged from fiscal year 2022. Bolded companies were new peers for Aon’s December 2021 pay study.

•	Argan, Inc.
•	Casella Waste Systems, Inc.
•	CECO Environmental Corp.
•	Clean Energy Fuels Corp.
•	Clean Harbors, Inc.
•	Covanta Holding Corporation
•	CRA International, Inc.
•	Enphase Energy, Inc.
•	Evoqua Water Technologies
•	Exponent, Inc.
•	First Solar, Inc.
•	Forrester Research, Inc.
•	Heritage-Crystal Clean, Inc.
•	Mistras Group, Inc.
•	NV5 Global, Inc.
•	Ormat Technologies, Inc.
•	Perma-Fix Environmental
•	REX American Resources
•	SolarEdge Technologies
•	Stericycle Inc.
•	SunPower Corporation
•	Sunrun, Inc.
•	US Ecology, Inc.
•	Willdan Group, Inc

Lydall, Inc. and The Gorman-Rupp Company were removed from the prior year peer group based on industry classification.

The Compensation Committee uses multiple reference points to establish targeted total compensation opportunities. The Compensation Committee reviews competitive market data from:

1.	Its compensation consultant’s annual total compensation study of peer companies; and

2.	Broader U.S. compensation surveys for similar-sized companies to inform its decisions about overall compensation opportunities and specific pay elements.

The Committee does not benchmark specific compensation elements or total compensation to any specific percentile relative to the peer companies or the broader United States market. Instead, the Compensation Committee applies judgment and discretion in establishing targeted pay levels, taking into account not only competitive market data, but also factors such as Company, business and individual performance, scope of responsibility, critical needs and skill sets, leadership potential and succession planning. A similar study was conducted in 2023 to inform 2024 pay decisions and will be described in next year’s proxy statement.

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2024 ANNUAL PROXY STATEMENT

Timing of Compensation Decisions

Pay recommendations for our executives, including our executive officers, are typically made by the Committee at a meeting or meetings in the last quarter of the year. These meetings are typically held around the same time as our budget for the subsequent fiscal year is being finalized. This timing allows the Committee to have a complete anticipated financial performance picture prior to making compensation decisions. In advance of these fourth quarter meetings, the Committee often has multiple pre-meetings or other off-cycle discussions to give thorough consideration to labor market dynamics, market data, executive performance, and the appropriate amount and structure of compensation for our executives.

Decisions with respect to prior fiscal year performance typically are made at the Committee’s or the Board’s first regularly scheduled meeting for the fiscal year. Further, any equity awards approved by the Committee or the Board at this meeting are dated two weeks following the date of the meeting. Stock options and other equity incentive awards are typically approved by the Board at our regular quarterly meetings.

The exceptions to this timing are awards to executives who are promoted or hired from outside of the Company during the fiscal year. These executives may receive equity awards effective or dated, as applicable, as of the date of their promotion or hire or the next nearest scheduled Compensation Committee or Board meeting.

Compensation Elements

Consistent with our philosophy and our commitments when the outperformance grants were made in 2021, the compensation program for our NEOs in fiscal year 2023 consisted of an annual base salary plus annual cash incentives and did not include any additional equity incentives.

For comparative purposes, the Summary Compensation Table includes the compensation earned by or paid to our NEOs during the fiscal years ended December 31, 2021, December 31, 2022 and December 31, 2023.

Summary of Compensation Elements

The compensation paid to our NEOs in fiscal year 2023 was composed of the following components, which are further described herein:

Compensation Element	Performance Period
Base Salary	Fiscal Year 2023
Organic Growth Cash Bonus	Fiscal Year 2023
Acquisition Based Cash Bonus	Fiscal Year 2023

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2024 ANNUAL PROXY STATEMENT

Base Salary

The base salaries of our NEOs align with the scope and complexity of their roles, their capabilities, and with prevailing market conditions. The table below shows our NEOs’ base salaries for 2023 and the percentage increase from their respective base salaries in 2022. As shown in the table below, there were no changes in 2023 to our NEO base compensation.

Name	2023 Base Salary ($)	Change from Year 2022

Vijay Manthripragada	775,000	0%

Allan Dicks	450,000	0%

Nasym Afsari	450,000	0%

Joshua W. LeMaire	475,000	0%

Jose M. Revuelta	475,000	0%

Annual Cash Bonus

In 2023, our NEOs were eligible to earn incentives based on fiscal year performance under two programs: the Organic Growth Bonus and the Acquisition Based Bonus. Both plans were designed to reward our NEOs who attain superior annual performance in key areas that we believe create long-term value for stockholders and were designed based on market practices. Total target cash bonuses in fiscal year 2023 for our NEOs were as follows, and as further described herein:

Name	Target Organic Growth Performance Based Bonus (Cash)	Acquisition Based Bonus (Cash)	Total Target Cash Bonus	Total Target Cash Bonus as a Percentage of Base Salary

Vijay Manthripragada	$462,500	2.5%	775,000	100%

Allan Dicks	$190,000	1.0%	315,000	70%

Nasym Afsari	$167,500	1.0%	292,500	65%

Joshua W. LeMaire	$270,000	0.5%	332,500	70%

Jose M. Revuelta	$82,500	2.0%	332,500	70%

(1) Assumes $12.5 million of acquired adjusted EBITDA for purposes of calculating Total Target Cash Bonus. See “Acquisition Based Cash Bonus (Fiscal Year 2023 Performance Period)” below.

Organic Growth Cash Bonus (Fiscal Year 2023 Performance Period)

The Organic Growth Cash Bonus program was designed to provide NEOs with the opportunity to earn cash bonuses based on the achievement of specific Company-wide adjusted EBITDA goals in

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2024 ANNUAL PROXY STATEMENT

fiscal year 2023. Our Compensation Committee and Board believe that using adjusted EBITDA as a performance metric for a portion of our NEOs’ annual target compensation program rewards our NEOs for organically growing the Company in a profitable manner and, given that adjusted EBITDA is a commonly used measure of Company performance and proxy for cash generation by our investors, is an appropriate metric.

Each of our NEOs was eligible to earn an incentive under this plan based on achievement of budgeted adjusted EBITDA as approved by our Board for the year and excluding any EBITDA from businesses acquired in 2023. The threshold for eligibility under the plan requires achievement of at least 93% of the fiscal year pre-acquisition budget approved by our Board and reaches its maximum payout at achievement of 107% of the fiscal year pre-acquisition budget. The plan is formulaic: for every 1% above or below target, the aggregate value of the bonus amount is increased or reduced by 14.3%, not to exceed 200% of the target amount.

The table below sets forth the threshold, target and maximum Organic Growth Cash Bonus amounts approved for each NEO for fiscal year 2023 and the actual payout amounts earned by each NEO.

The Company’s fiscal year 2023 performance exceeded 107% of the 2023 pre-acquisition adjusted EBITDA threshold for the Organic Growth Cash Bonus for fiscal year 2023. Therefore, our NEOs earned the maximum Organic Growth Cash Bonus in fiscal 2023. The Company does not publicly-disclose its adjusted EBITDA performance targets, as the information is confidential and any disclosure thereof could cause competitive harm to the Company, but the Compensation Committee believed that achievement of the target goal was challenging and would have required substantial performance. In addition, as noted above, utilizing adjusted EBITDA as a performance measure aligns our NEO compensation directly with the financial performance of the Company and aligns their compensation with the interests of our stockholders. The amounts earned under the Organic Growth Cash Bonus for fiscal year 2023, were paid in cash to the NEOs following the close of the fiscal year and are reflected in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.

Name	2023 Threshold ($)	2023 Target ($)	2023 Maximum ($)	Actual ($)

Vijay Manthripragada	66,138	462,500	925,000	925,000

Allan Dicks	27,170	190,000	380,000	380,000

Nasym Afsari	23,953	167,500	335,000	335,000

Joshua W. LeMaire	38,610	270,000	540,000	540,000

Jose M. Revuelta	11,798	82,500	165,000	165,000

(1) Threshold for minimum bonus payout required achievement of 93% of pre-acquisition adjusted EBITDA budget, which would result in a payment of 14.3% of target.

(2) Maximum bonus payout capped at achievement of 107% of pre-acquisition adjusted EBITDA budget, which would result in a maximum payment of 200% of target.

Acquisition Based Cash Bonus (Fiscal Year 2023 Performance Period)

The Acquisition Based Bonus program is designed to provide NEOs with the opportunity to earn cash bonuses as a percentage of acquired adjusted EBITDA for acquisitions that closed between January 1,

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2024 ANNUAL PROXY STATEMENT

2023 and December 31, 2023. The minimum Acquisition Based Bonus amount for all NEOs was $0.00 and the aggregate cap for the Acquisition Based Bonus payable for all NEOs was $1,750,000.00. Strategic acquisitions are one of the catalysts for our historical and continued growth, and as such, our Compensation Committee and Board believe that incorporating acquired adjusted EBITDA into our NEO compensation program appropriately incentivizes our NEOs to pursue and complete strategic acquisitions. In addition to organic growth, acquisitions of strategic businesses in our industry continues to be a part of the Company’s growth strategy, and as such, aligning our NEO compensation to acquisitive growth further aligns our compensation to value creation for our stockholders.

In fiscal year 2023, the Company completed the following five acquisitions, as further described in our Annual Report on Form 10-K, which contributed an aggregate of $8.34 million of acquired adjusted EBITDA.

Acquired Business	Date of Acquisition	Segment	Location

Frontier Analytical Laboratories	January 3, 2023	Measurement and Analysis	El Dorado Hills, CA

Environmental Alliance, Inc.	February 1, 2023	Remediation and Reuse	Wilmington, DE

GreenPath Energy LTD	May 1, 2023	Measurement and Analysis	Calgary, Canada

Matrix Solutions, Inc.	June 1, 2023	Remediation and Reuse	Calgary, Canada

Vandrensning ApS	July 31, 2023	Remediation and Reuse	Copenhagen, Denmark

The table below shows each NEO’s 2023 Acquisition Based Bonus eligibility as a percentage of acquired adjusted EBITDA and the amounts earned by each NEO in 2023. Such Acquisition Based Bonus amounts were paid in cash to the NEOs at the end of the fiscal year and, except as noted in footnote 5 to the Summary Compensation Table below, are reflected in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table. Minimum Acquisition Based Bonus for each NEO for fiscal year 2023 was $0, and the fiscal year 2023 Acquisition Based Bonus calculation was capped at a maximum of $25.0 million of Acquired EBITDA.

Name	Percentage of Acquired EBITDA	Actual ($)

Vijay Manthripragada	2.5%	208,457

Allan Dicks	1.0%	83,383

Nasym Afsari	1.0%	83,383

Joshua W. LeMaire	0.5%	41,691

Jose M. Revuelta	2.0%	166,765

Equity-Based Incentive Compensation

Our equity-based long-term incentive compensation program is the compensation link between the NEOs decision making and the long-term outcomes of those decisions. We believe that a strong

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2024 ANNUAL PROXY STATEMENT

reliance on long-term equity-based compensation is advantageous because this type of compensation fosters a long-term commitment by NEOs and motivates them to improve the long-term market performance of our stock that is in the best interest of our stockholders in the long term.

As described in our 2022 Proxy Statement, our CEO, other NEOs and certain other executive officers were awarded long term equity incentives in 2021 with five-year vesting schedules in order to incentivize these individuals to continue creating long-term stockholder value, providing strong leadership for the Company, and working as one team. As a result, no additional equity grants were made to our NEOs in fiscal year 2023.

None of the performance criteria for the long-term equity incentives granted to our NEOs in 2021 were met during fiscal year 2023. Those performance awards contained aggressive performance parameters that included attaining stock price hurdles (for the SARs) and achieving EBITDA goals (for the CEO performance RSU awards). All of these awards may be forfeited if performance conditions are not achieved within the articulated performance periods. A fulsome description of these awards can be found in the Company’s 2022 proxy statement. A summary of the performance criteria is shown below.

2021 SAR Vesting Criteria

SARs may become earned ratably based on three stock price hurdles. Any shares earned by the fifth anniversary of grant will vest at the end of the performance period and any shares not earned by the fifth anniversary of the grant are forfeited. The table below shows the performance achievement hurdles expressed as a percentage of the Company’s 2023 fiscal year ending stock price and illustrates the level of stockholder value that would be created at each vesting hurdle:

FYE 2023 Price	Vesting Hurdles	Percentage of SARs Earned	Percentage of FYE23 Price	Market Cap Growth if Hurdles Achieved*

$32.13	$133.58	33%	416%	$3,063,790,000

	$166.98	67%	520%	$4,072,470,000

	$200.37	100%	624%	$5,080,848,000

* Assumes 30.2 million common shares outstanding.

2021 Performance RSU Vesting Criteria (CEO Only)

In order for this award to vest, the Company must achieve $90 million adjusted EBITDA for any trailing 12-month period from and after December 31, 2022, and the earned portion, if any, will vest on the fourth and/or fifth anniversaries of the date of grant.

As we approach the end of the five-year performance period of the long-term equity incentives granted to our NEOs in 2021, our Compensation Committee will consider various approaches to the retention and motivation of our management team based on feedback from Exequity, our independent compensation advisor, peer group data, and our stockholders, in developing new long term equity incentive plans for our NEOs.

Severance Policy

The Company adopted and maintains the Montrose Environmental Group, Inc. Executive Severance Policy (the “Severance Policy”), effective as of January 1, 2020, which is further described below.

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2024 ANNUAL PROXY STATEMENT

Consistent with the Company’s compensation philosophy, the Compensation Committee believes the interests of stockholders are best served if the interests of our executive officers are aligned with those of our stockholders. To this end, the Company provides change-in-control severance benefits to our executive officers under the Company’s Executive Severance Plan to reduce any reluctance of our executive officers to pursue or support potential change-in-control transactions that would be beneficial to our stockholders. The Company adopted the plan with the purpose of promoting the continued employment and dedication of our executive officers without distraction in the face of a potential change-in-control transaction. The Severance Policy also provides severance benefits in the event of certain qualifying terminations following a change-in-control. The Compensation Committee believes the Executive Severance Plan provides important protection to the Company’s executive officers, is consistent with the practices of peer companies and is appropriate for the attraction and retention of executive talent. The Company’s Severance Policy is described in further detail below.

Retirement Plans

We maintain the Montrose Environmental Group 401(k) Savings Plan, a tax qualified 401(k) defined contribution plan, for the benefit of our employees. Under the 401(k) plan, employees (including the current NEOs) are permitted to elect to reduce their current compensation by up to the statutorily prescribed annual limit and to have the amount of such reduction contributed to the 401(k) plan. We are also permitted to make contributions up to the legally prescribed limits on behalf of all eligible employees to the 401(k) plan. We have historically made a matching contribution of 100% of each participant’s salary deferral up to 3% of his or her compensation and 50% of each participant’s salary deferral for the next 1% of his or her compensation.

The amount of any such matching contribution made on behalf of a NEO is reflected in the “All Other Compensation” column of the Summary Compensation Table below.

Other Benefits

Our named executive officers, like all full-time employees, are eligible to participate in our health and welfare benefit plans. We do not provide any other perquisites to our NEOs.

Stock Ownership Guidelines

Our Board believes that, in order to more closely align the interests of our NEOs and other designated officers with the long-term interests of the Company’s stockholders, all NEOs and other designated officers should maintain a minimum level of equity interests in the Company’s common stock. Such stock ownership guidelines are based on the value of common stock owned as a multiple of base salary. The guidelines will be reviewed annually and revised as appropriate to keep pace with competitive and good governance practices. The multiples are set based upon each officer’s position, as set forth below:

Position	Stock Ownership Multiple
Chief Executive Officer	6x Base Salary
Other Executive Officers Directly Reporting to CEO	3x Base Salary
Other Designated Executives	1x Base Salary

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As of January 31, 2023, all of our Named Executive Officers exceeded or were on track to meet this requirement.

The determination of stock ownership includes the following:

•	Shares owned directly (including through open market purchases);

•	Shares owned jointly with or separately by the individual’s spouse;

•	Shares held in trust for the benefit of the individual, the individual’s spouse, and / or the individual’s children; and

•	Unvested time-based restricted stock awards or restricted stock units.

The value of vested unexercised stock options, unearned performance-based RSUs and unearned performance-based SARs (i.e., the Outperformance Equity Grant) are not included in the determination of stock ownership.

Clawback Policy (Compensation Recoupment)

In order to further align executive compensation with the interests of our stockholders and to support good governance practices, in 2023 we adopted a robust clawback policy consistent with the requirements of the final Exchange Act Rule 10D-1 and NYSE listing standards. This policy applies to our NEOs and other executives and is applicable to all compensation granted, earned, or vested, based in whole or in part on the Company’s attainment of a financial reporting measure. The policy has a three-year lookback period and allows recoupment of an award in the case of an accounting restatement of the Company’s financial statements due to material non-compliance with any financial reporting requirement under the federal securities laws (including any such correction that is material to the previously-issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period).

Anti-Hedging Policy

The Company has adopted an insider trading policy which, among other things, prohibits our directors, officers, employees and consultants from engaging in the following types of transactions in Company securities: short-term trading; short sales; transactions involving options or derivatives; and hedging transactions.

Tax Deductibility (162m)

Pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended, compensation above $1,000,000.00 is generally non-deductible for any executive officer who was subject to Section 162(m) in fiscal year 2018 or, beginning with fiscal year 2019, has served as our chief executive officer or chief financial officer or has been one of our three highest-paid other executive officers. The Company’s objectives are not always consistent with the requirements for full deductibility. Therefore, deductibility is not the sole factor used in setting the appropriate compensation levels paid by the Company and decisions leading to future compensation levels may not be fully deductible under Section 162(m). We believe this flexibility enables us to respond to changing business conditions or to an executive’s exceptional individual performance.

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Executive Compensation Tables

Summary Compensation Table

The table below summarizes information concerning the compensation awarded to, earned by or paid to our NEOs during the fiscal years ended December 31, 2021, December 31, 2022 and December 31, 2023.

Name and Principal Position	Year	Salary(1) ($)	Bonus ($)	Stock Awards(2) ($)	Option Awards(2) ($)	Non-Equity Incentive Plan Compensation(3) ($)	All Other Compensation(4) ($)	Total ($)
Vijay Manthripragada President and Chief Executive Officer	2023	775,000	-	-	-	1,133,457	13,200	1,921,657
	2022	775,000	-	-	1,062,764	121,200	12,200	1,971,164
	2021	600,000	-	42,239,198	14,943,673	638,380	-	58,421,251
Allan Dicks Chief Financial Officer	2023	450,000	-	-	-	463,383	13,200	926,583
	2022	450,000	-	-	531,382	48,480	12,200	1,042,062
	2021	400,000	-	15,085,457	5,632,258	159,595	1,819	21,279,128
Nasym Afsari General Counsel and Secretary	2023	450,000	-	-	-	418,383	13,200	881,583
	2022	450,000	-	-	531,382	48,480	12,200	1,042,062
	2021	400,000	-	15,085,457	5,632,258	159,595	1,819	21,279,128
Joshua W. LeMaire Chief Operating Officer	2023	475,000	-	-	-	581,691	13,200	1,069,891
	2022	475,000	35,000(5)	-	531,382	24,240	11,733	1,077,355
	2021	400,000	-	15,688,837	5,632,258	159,595	1,853	21,882,544
Jose M. Revuelta Chief Strategy Officer	2023	475,000	-	-	-	331,765	13,200	819,965
	2022	475,000	-	-	531,832	96,960	12,200	1,115,542
	2021	400,000	-	15,688,837	5,632,258	159,595	1,853	21,882,544

(1)The amount in this column reflects the amount of salary earned during the applicable calendar year. See CD&A for more details regarding NEOs’ salaries.

(2)These columns reflect the full grant-date fair value of time-and performance-based restricted stock units, stock options and stock appreciation rights granted during the applicable year as measured pursuant to Financial Accounting Standard Board Accounting Standards Codification Topic 718. These amounts do not correspond to the actual value that may be recognized by the NEOs upon vesting or exercise of the applicable awards. See Note 17 to our audited consolidated financial statements contained in our annual report on Form 10-K for the fiscal year ended December 31, 2023. The amounts listed for 2021 include performance-based SARs, which represent $13,797,000 of the Option Awards listed for Mr. Manthripragada, and $5,058,900 of the Option Awards listed for our other NEOs, and which are subject to the achievement of material outperformance hurdles and if earned, vest at the five-year anniversary of grant. Further, $20,119,599 of the Stock Awards listed for Mr. Manthripragada in 2021 are subject to the achievement of performance hurdles and vest, if earned, at the four- or five- year anniversary of the date of grant. All Stock Awards and SARs granted to our NEOs in fiscal year 2021 were one-time awards covering a five-year compensation period.

(3)We maintain a non-equity incentive plan for executives, as described in more detail in the CD&A. The amounts reported represent the 2021, 2022 and 2023 Acquisition Based Bonus described therein earned for the years ended December 31, 2021, December 31, 2022 and December 31, 2023, for which payment was made in January 2022, January 2023 and December 2023, respectively, and for 2021 and 2023, amounts earned under the NEO’s 2021 and 2023 Organic Growth Cash Bonus, which were paid in the first quarter of the respective subsequent years.

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(4)The amount reported represents the Company’s match of contributions to a 401(k) plan, which plan is described in the CD&A.

(5)Represents a discretionary amount awarded to Mr. LeMaire under the Acquisition Based Bonus program as described in more detail in the 2023 CD&A.

Grants of Plan Based Awards in Fiscal Year 2023

The following table sets forth awards granted to our NEOs in fiscal year 2023.

			ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS

Vijay Manthripragada	Organic Growth (Cash)	N/A	66,138	462,500	925,000
	Acquisition Based (Cash)(1)	N/A	-	208,457	-

Allan Dicks	Organic Growth (Cash)	N/A	27,170	190,000	380,000
	Acquisition Based (Cash)(1)	N/A	-	83,383	-

Nasym Afsari	Organic Growth (Cash)	N/A	23,953	167,500	335,000
	Acquisition Based (Cash)(1)	N/A		83,383

Joshua W. LeMaire	Organic Growth (Cash)	N/A	38,610	270,000	540,000
	Acquisition Based (Cash)(1)	N/A	-	41,691	-

Jose M. Revuelta	Organic Growth (Cash)	N/A	11,798	82,500	165,000
	Acquisition Based (Cash)(1)	N/A	-	166,765	-

(1)Amounts listed reflect actual amounts earned by our NEOs in fiscal year 2023 under the Acquisition Based Bonus program, and which were paid in fiscal year 2023. The Acquisition Based Bonus program for fiscal year 2023 did not have a target.

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Existing Agreements with Named Executive Officers

Vijay Manthripragada:

We entered into an offer letter with Mr. Manthripragada on July 13, 2015, for the position of President. Mr. Manthripragada was subsequently appointed CEO and President on February 17, 2016. On June 23, 2016, the Company provided Mr. Manthripragada with an executive compensation letter pursuant to which, among other things, Mr. Manthripragada was entitled to a $2,000,000 cash payment upon the occurrence of a change in control or the effectiveness of an initial public offering of the Company, subject to his continued employment through such date. Mr. Manthripragada received the $2,000,000 payment following consummation of the Company’s initial public offering (“IPO”) in July 2020.

Allan Dicks:

We entered into an offer letter with Mr. Dicks on August 8, 2016, for the position of Chief Financial Officer. On August 8, 2016, the Company provided Mr. Dicks with an executive compensation letter pursuant to which, among other things, Mr. Dicks was entitled to a $1,000,000 cash payment upon the occurrence of a change in control or the effectiveness of an initial public offering of the Company, subject to his continued employment through such date. Mr. Dicks received the $1,000,000 payment following consummation of the IPO.

Nasym Afsari:

We entered into an offer letter with Ms. Afsari on October 14, 2014, for the position of General Counsel. On June 23, 2016, the Company provided Ms. Afsari with an executive compensation letter, which was supplemented on September 14, 2017, pursuant to which, among other things, Ms. Afsari was entitled to a $1,000,000 cash payment upon the occurrence of a change in control or the effectiveness of an initial public offering of the Company subject to her continued employment through such date. Ms. Afsari received the $1,000,000 payment following consummation of the IPO.

Joshua W. LeMaire:

We entered into an offer letter with Mr. LeMaire on July 2, 2015, for the position of Vice President, Business Development and Marketing. Mr. LeMaire was subsequently appointed Chief Operations Officer on June 28, 2017. On June 23, 2016, the Company provided Mr. LeMaire with an executive compensation letter, pursuant to which, among other things, Mr. LeMaire was entitled to a $1,000,000 cash payment upon the occurrence of a change in control or the effectiveness of an initial public offering of the Company subject to his continued employment through such date. Mr. LeMaire received the $1,000,000 payment following consummation of the IPO.

Jose M. Revuelta:

We entered into an offer letter with Mr. Revuelta on March 4, 2014, for the position of Vice President. Mr. Revuelta was subsequently appointed Chief Strategy Officer on June 28, 2017. On June 23, 2016, the Company provided Mr. Revuelta with an executive compensation letter, pursuant to which, among other things, Mr. Revuelta was entitled to a $1,000,000 cash payment upon the occurrence of a change in control or the effectiveness of an initial public offering of the Company subject to his continued employment through such date. Mr. Revuelta received the $1,000,000 payment following consummation of the IPO.

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Outstanding Equity Awards at 2023 Fiscal Year End

The following table provides information on stock options, restricted stock units and stock appreciation rights granted to the NEOs that were outstanding on December 31, 2023:

Option Awards						Stock Awards

6/23/2016	209,125	-	-	6.03	6/23/2026	-	-	-	-
1/10/2019(2)	34,100	-	-	24	1/10/2029	-	-	-	-
1/1/2020(2)	37,783	-	-	31.6	1/1/2030	-	-	-	-
7/22/2020(3)	71,520	71,521	-	15	7/22/2030	-	-	-	-
1/1/2021(2)	24,196	12,099	-	30.96	1/1/2031	-	-	-	-
3/18/2021(4)	21,125	-	-	47.72	3/18/2031	-	-	-	-
12/16/2021	-	-	900,000(5)	66.79	12/16/2031	-	-	-	-
12/16/2021	-	-	-	-	-	316,209(6)	10,159,795	-	-
12/16/2021	-	-	-	-	-	-	-	316,209(7)	10,159,795
2/28/2022(4)	71,006	-	-	44.11	2/28/2032	-	-	-	-

12/13/2016	62,500	-	-	9.76	12/13/2026	-	-	-	-
1/10/2019(2)	20,460	-	-	24	1/10/2029	-	-	-	-
1/1/2020(2)	18,892	-	-	31.6	1/1/2030	-	-	-	-
7/22/2020(3)	35,760	35,761	-	15	7/22/2030	-	-	-	-
1/1/2021(2)	12,098	6,050	-	30.96	1/1/2031	-	-	-	-
3/18/2021(4)	10,563	-	-	47.72	3/18/2031	-	-	-	-
12/16/2021	-	-	330,000(5)	66.79	12/16/2031	-	-	-	-
12/16/2021	-	-	-	-	-	225,864(6)	7,257,010	-	-
2/28/2022(4)	35,503	-	-	44.11	2/28/2032	-	-	-	-

6/23/2016	43,348	-	-	6.03	6/23/2026	-	-	-	-
1/10/2019(2)	20,460	-	-	24	1/10/2029	-	-	-	-
1/1/2020(2)	18,892	-	-	31.6	1/1/2030	-	-	-	-
7/22/2020(3)	35,760	35,761	-	15	7/22/2030	-	-	-	-
1/1/2021(2)	12,098	6,050	-	30.96	1/1/2031	-	-	-	-
3/18/2021(4)	10,563	-	-	47.72	3/18/2031	-	-	-	-
12/16/2021	-	-	330,000(5)	66.79	12/16/2031	-	-	-	-
12/16/2021	-	-	-			225,864(6)	7,257,010
2/28/2022(4)	35,503	-	-	44.11	2/28/2032

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2024 ANNUAL PROXY STATEMENT

Option Awards						Stock Awards

6/23/2016	154,709	-	-	6.03	6/23/2026	-	-	-	-
1/10/2019(2)	6,820	-	-	24	1/10/2029	-	-	-	-
1/1/2020(2)	12,595	-	-	31.6	1/1/2030	-	-	-	-
7/22/2020(3)	35,760	35,761	-	15	7/22/2030	-	-	-	-
1/1/2021(2)	12,098	6,050	-	30.96	1/1/2031	-	-	-	-
3/18/2021(4)	10,563	-	-	47.72	3/18/2031	-	-	-	-
12/16/2021	-	-	330,000(5)	66.79	12/16/2031	-	-	-	-
12/16/2021	-	-	-			234,898(6)	7,547,273
2/28/2022(4)	35,503	-	-	44.11	2/28/2032	-	-	-	-

9/2/2014	50,000	-	-	5.72	9/2/2024	-	-	-	-
6/23/2016	137,875	-	-	6.03	6/23/2026	-	-	-	-
1/10/2019(2)	20,460	-	-	24	1/10/2029	-	-	-	-
1/1/2020(2)	18,892	-	-	31.6	1/1/2030	-	-	-	-
7/22/2020(3)	35,760	35,761	-	15	7/22/2030	-	-	-	-
1/1/2021(2)	12,098	6,050	-	30.96	1/1/2031	-	-	-	-
3/18/2021(4)	10,563	-	-	47.72	3/18/2031	-	-	-	-
12/16/2021	-	-	330,000(5)	66.79	12/16/2031	-	-	-	-
12/16/2021	-	-	-	-	-	234,898(6)	7,547,273
2/28/2022(4)	35,503	-	-	44.11	2/28/2032	-	-	-	-

(1)Calculated by multiplying the number of restricted stock units by $32.13, the closing price of our common stock on December 29, 2023.

(2)1/3 of the shares subject to the options vest on each anniversary of the grant date.

(3)50% of the shares subject to the option will vest on the two-year anniversary of the grant date and the remaining 50% will vest on the four-year anniversary of the grant date.

(4)50% of the shares subject to the option vest on the six-month anniversary of the grant date, and the remaining 50% vest on the twelve-month anniversary of the grant date.

(5)The earned portion of the SARs shall vest, if at all, on the fifth anniversary of the date of grant based on achievement of outperformance hurdles over a five year period, subject to continued service. The performance hurdles shall be deemed achieved if the average trading price per share of the Company’s common stock equals or exceeds the applicable stock price performance hurdle set forth below for the trading days falling in a consecutive 20-day period prior to the vesting date.

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2024 ANNUAL PROXY STATEMENT

SAR Stock Price Performance Hurdle	Portion of SARs Subject to Performance Hurdle
$133.58 (200% of grant price)	1/3
$166.98 (250% of grant price)	1/3
$200.37 (300% of grant price)	1/3

(6)50% of the RSUs vest on each of the fourth and fifth anniversaries of the date of grant, subject to the NEO’s continued service through each such date.

(7)50% of the Performance RSUs vest on each of the fourth and fifth anniversaries of the date of grant, subject to Mr. Manthripragada’s continued service through each such date and further subject to achievement of the Performance Criteria (as defined below). If the Performance Criteria is not met prior to the fourth anniversary of the date of grant, none of the Performance RSUs will vest at such time, and if the Performance Criteria is subsequently met prior to the fifth anniversary of the date of grant, all of the Performance RSUs will vest at such time, subject to continued service through such date. If the Performance Criteria is not met by the fifth anniversary of the date of grant, all of the Performance RSUs will be forfeited. The “Performance Criteria” will be met if the Company achieves $90M in adjusted EBITDA (as reported) for any trailing twelve-month period from and after December 31, 2022, which shall be measured quarterly for purposes of determining if the Performance Criteria has been met.

Option Exercises and Stock Vested in Fiscal Year 2023

Our NEOs did not exercise any options nor vest in any stock awards during fiscal year 2023.

Potential Payments Upon Termination or Change In Control

The Company maintains certain arrangements and plans under which the NEOs are eligible to receive cash severance, equity vesting and other benefits upon termination of employment with the Company, or upon a change in control. These arrangements are part of our overall compensation program, and are tailored to our goal of attracting, motivating, and retaining our executives. These carefully structured change in control and severance benefits allow our NEOs to focus their attention on the Company’s business and on any proposed corporate transaction without undue concern for the impact of the transaction on their own employment or financial situations.

Severance Policy

The Company adopted and maintains the Montrose Environmental Group, Inc. Executive Severance Policy (the “Severance Policy”), effective as of January 1, 2020. Under the Severance Policy, in the event any NEO is terminated other than for Cause, death or Disability or resigns for Good Reason (each as defined in the Severance Policy) and subject to the execution and delivery of a general release of claims against the Company, the NEO is eligible for base salary continuation for a period of 12 months in an amount equal to two times base salary in the case of the Chief Executive Officer or one times base salary for all other NEOs, payable over a period of 12 months; provided, however, that if the involuntary termination occurs within two years following a Change in Control (as defined in the Severance Policy):

1.	Payment of the base salary continuation shall be made in lump sum; and

2.	All outstanding and unvested equity incentive awards previously granted to the NEO shall immediately vest in full, with performance-based awards vesting based on the assumption

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that the target level of performance has been achieved, subject to any more specific terms set forth in an equity grant award agreement (as described below).

This Severance Policy supersedes the change in control payments and benefits set forth in all existing agreements with NEOs summarized above in the section captioned “Existing Agreements with Named Executive Officers.”

Voluntary Termination other than for Good Reason or Termination for Cause

The NEO would receive no payments or other benefits upon a voluntary termination of employment that did not meet the requirements of a Good Reason termination or following a termination for Cause, in either case as those terms are defined in the Severance Policy. Unvested RSUs, Performance RSUs, SARs and options would not vest and would be forfeited.

Death, Disability, Termination Not for Cause or Resignation for Good Reason Not in Connection with a Change in Control

The NEO would be eligible for continuation of base salary in an amount as described above under the Severance Policy if the NEO’s employment was terminated for a reason other than for Cause, if the NEO resigned for Good Reason, or as a result of the NEO’s death or disability. Unvested RSUs, Performance RSUs, SARs and options would not vest and would be forfeited.

Change in Control

The NEOs’ outstanding RSUs and options will vest in full upon the change in control if the NEO remains employed until a Change in Control occurred. Similarly, if the Performance RSUs performance criteria was met before or in connection with a Change in Control, and if any of the performance-based SAR stock price hurdles were met before the Change in Control occurred or would vest based on the consideration to be received in a Change in Control, the Performance RSUs would vest and the SARs would vest as to such tranche of SARs if the NEO remains employed until the Change in Control date. The phrase “Change in Control” is defined to generally include:

•	The acquisition of beneficial ownership of 50% or more of the combined voting power of the then outstanding shares of the Company;

•

The directors constituting the Company’s Board of Directors on October 25, 2017, cease to constitute a majority of the Board together with new members appointed by a majority of directors then serving as directors;

•	The merger or consolidation of the Company with another corporation, which results in the Company’s stockholders holding less than 50% of the combined voting securities of the surviving company; or

•	The complete liquidation or dissolution of the Company, or a sale or disposition of all or substantially all of the Company’s assets (with certain exceptions).

Termination After Change in Control

The NEO would be eligible for a lump sum cash payment in an amount as described above under the Severance Policy if the NEO was terminated from employment within two years following a Change in Control. Unvested RSUs, Performance RSUs, SARs and options would vest, with performance-based equity vesting at the target level of achievement, subject to any more specific terms set forth in an equity grant award agreement.

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The following table sets forth information with respect to the value of payments or vesting acceleration, as applicable, such NEO would be entitled to receive assuming that there occurs as of December 31, 2023: (1) the NEO’s death, disability, Termination not for Cause or Good Reason Termination; and (2) a Change in Control:

VIJAY MANTHRIPRAGADA

Executive Severance Policy upon Termination or Change in Control	Not for Cause or Good Reason ($)	Death or Disability ($)	Change in Control ($)	Change in Control Termination ($)

Cash Severance	1,550,000(1)	1,550,000(1)	0	1,550,000(1)

Stock Options(2)	0	0	1,239,311(3)	1,239,311(3)

Restricted Stock Units	0	0	10,159,795(4)	10,159,795(4)

Performance Restricted Stock Units	0	0	0(5)	0(5)

TOTAL	1,550,000	1,550,000	11,399,106	12,949,106

ALLAN DICKS

Executive Severance Policy upon Termination or Change in Control	Not for Cause or Good Reason ($)	Death or Disability ($)	Change in Control ($)	Change in Control Termination ($)

Cash Severance	450,000(1)	450,000(1)	0	450,000(1)

Stock Options(2)	0	0	619,664(3)	619,664(3)

Restricted Stock Units	0	0	7,257,010(4)	7,257,010(4)

TOTAL	450,000	450,000	7,876,675	8,326,675

NASYM AFSARI

Executive Severance Policy upon Termination or Change in Control	Not for Cause or Good Reason ($)	Death or Disability ($)	Change in Control ($)	Change in Control Termination ($)

Cash Severance	450,000(1)	450,000(1)	0	450,000(1)

Stock Options(2)	0	0	619,664(3)	619,664(3)

Restricted Stock Units	0	0	7,257,010(4)	7,257,010(4)

TOTAL	450,000	450,000	7,876,675	8,326,675

77

2024 ANNUAL PROXY STATEMENT

JOSHUA W. LEMAIRE

Executive Severance Policy upon Termination or Change in Control	Not for Cause or Good Reason ($)	Death or Disability ($)	Change in Control ($)	Change in Control Termination ($)

Cash Severance	475,000(1)	475,000(1)	0	475,000(1)

Stock Options(2)	0	0	619,664(3)	619,664(3)

Restricted Stock Units	0	0	7,547,273(4)	7,547,273(4)

TOTAL	475,000	475,000	8,166,937	8,641,937

JOSE M. REVUELTA

Executive Severance Policy upon Termination or Change in Control	Not for Cause or Good Reason ($)	Death or Disability ($)	Change in Control ($)	Change in Control Termination ($)

Cash Severance	475,000(1)	475,000(1)	0	475,000(1)

Stock Options(2)	0	0	619,664(3)	619,664(3)

Restricted Stock Units	0	0	7,257,010(4)	7,257,010(4)

TOTAL	475,000	475,000	8,166,937	8,641,937

(1)The amount shown is equal to one times (two times for Mr. Manthripragada) the base salary at time of termination.

(2)The vesting of any tranche(s) of unvested SARs will depend on whether any of the stock price hurdles were met prior to the Change in Control or whether any such tranche of unvested SARs would vest based on the value of the consideration to be received in the Change of Control. No amount is included in respect of such SARs because the stock price of $32.13 at December 29, 2023 did not exceed any of the stock price hurdles of the SARs.

(3)All unvested stock options will vest immediately prior to the consummation of a Change in Control. The amount shown is the value of all unvested stock options based on the difference between the exercise price and the stock price of $32.13 at December 29, 2023.

(4)All unvested restricted stock units will vest upon a Change in Control. The amount shown is the market value of all unvested restricted stock units based on the stock price of $32.13 on December 29, 2023.

(5)The vesting of Performance Restricted Stock Units will depend on whether the adjusted EBITDA performance hurdle has been achieved prior to a Change in Control. No amount is included in respect of such Performance Restricted Stock Units because the performance hurdle had not been achieved as of December 29, 2023.

CEO Pay Ratio

For fiscal year 2023, the annual total compensation for the median employee of the Company (other than our CEO) was $76,052 and the annual total compensation of our CEO was $1,921,657.00. Based on this information, for fiscal year 2023 the ratio of the annual total compensation of our CEO to the annual total compensation of the median employee was 25 to 1. This ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K under the Securities Exchange Act of 1934.

78

2024 ANNUAL PROXY STATEMENT

We identified our median employee from among our employees as of December 31, 2023, the last day of our fiscal year. To identify our median employee, we used a “total direct compensation” measure consisting of:

1.	Fiscal year 2023 annual base pay (salary or gross wages for hourly employees, including paid leave), which we annualized for any permanent employees who commenced work during the year;

2.	Bonuses and cash incentives payable for fiscal year 2023 (excluding allowances and relocation payments);

3.	The Company’s match of contributions to a 401(k) plan; and

4.	The grant date fair value of equity granted in fiscal year 2023 measured pursuant to Financial Accounting Standard Board Accounting Standards Codification Topic 718.

Compensation amounts were determined from our human resources and payroll systems of record. We included non-US employees and converted their total direct compensation to USD based on the foreign exchange rate in effect on the last business day of fiscal year 2023 (December 29, 2023). We excluded from the calculation approximately 600 employees who joined our business through the acquisitions of Frontier Analytical Laboratories, Environmental Alliance, Inc., GreenPath Energy Ltd, Matrix Solutions, Inc. and Vandrensning ApS. The median-paid employee is selected by ranking the annual total direct compensation from lowest to highest of all employees (excluding the CEO).

The SEC rules for identifying the median employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates, and assumptions in calculating their own pay ratios.

79

2024 ANNUAL PROXY STATEMENT

Pay vs. Performance
In accordance with rules adopted by the Securities and Exchange Commission pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive “compensation actually paid” for our principal executive officer (“PEO”) and
Non-PEO
NEOs and Company performance for the fiscal years listed below. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown. For further information concerning the Company’s pay for performance philosophy and how the Company aligns executive compensation with the Company’s performance, refer to “Compensation Discussion and Analysis.”

Year					VALUE OF INITIAL FIXED $100 INVESTMENT BASED ON: (4)		Net Income ($ Millions)	Consolidated Adjusted EBITDA ($1 Millions)
					TSR ($)	Peer Group TSR ($)

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)

2023	1,921,657	(35,584,393)	924,506	(13,013,980)	146.05	157.30	(32.9)	78.6

2022	1,971,164	(33,620,506)	1,069,255	(12,569,618)	201.77	121.81	(31.8)	66.2

2021	58,421,251	78,926,873	21,580,836	30,171,824	320.50	152.66	(25.3)	73.2

2020	4,731,136	7,308,709	2,301,038	3,509,808	140.73	115.89	(57.9)	54.5
(1)
Vijay Manthripragada was our PEO for each year presented. The individuals comprising the
Non-PEO
NEOs for each year presented are listed below.

2020-2023

Allan Dicks

Nasym Afsari

Joshua W. LeMaire

Jose M. Revuelta
(2)
The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation
S-K
and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote 3 below.

80
2024 ANNUAL PROXY STATEMENT

(3)
Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEO and the
Non-PEO
NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards and Option Awards column are the totals from the Stock Awards and Option Awards columns set forth in the Summary Compensation Table. We revised the Compensation Actually Paid for our NEOs in 2020 in accordance with new SEC guidance. In last year’s Pay Versus Performance disclosure, we measured the change in fair value of the outstanding equity awards in 2020 from the IPO date. In this year’s disclosure, we measured the change in fair value from the end of the preceding fiscal year (i.e., fiscal year-end
2019).

Year	Summary Compensation Table Total for Vijay Manthripragada ($)	Exclusion of Stock Awards and Option Awards for Vijay Manthripragada ($)	Inclusion of Equity Values for Vijay Manthripragada ($)	Compensation Actually Paid to Vijay Manthripragada

2023	1,921,657	—	(37,506,050)	(35,584,393)

2020	4,731,136	(1,438,887)	4,016,460	7,308,709

Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Stock Awards and Option Awards for Non-PEO NEOs ($)	Average Inclusion of Equity Values for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)

2023	924,506	—	(13,938,486)	(13,013,980)

2020	2,301,038	(719,453)	1,928,223	3,509,808
The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:

Year	Year End Fair Value of Equity Awards Granted during Year that Remained Unvested as of Last Day of Year for Vijay Manthripragada ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards Granted in Prior Years for Vijay Manthripragada ($)	Vesting Date Fair Value of Equity Awards Granted during Year that Vested during Year for Vijay Manthripragada ($)	Change In Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards Granted in Prior Years that Vested during Year for Vijay Manthripragada ($)	Fair Value of Last Day of Prior Year of Equity Awards Forfeited during Year for Vijay Manthripragada ($)	Total Inclusion of Equity Values for Vijay Manthripragada ($)

2023	—	(36,654,886)	—	(851,164)	—	(37,506,050)

2020	3,907,850	114,903	—	(6,293)	—	4,016,460

81
2024 ANNUAL PROXY STATEMENT

Year	Average year End Fair Value Awards Granted during Year that Remained Unvested as of Last Day of Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards Granted in Prior Years for Non-PEO NEOs ($)	Average Vesting Date Fair Value of Equity Awards Granted during Year that Vested during Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards Granted in Prior Years that Vested during Year for Non-PEO NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited during Year for Non-PEO NEOs ($)	Total Average Inclusion of Equity Values for Non-PEO NEOs ($)

2023	—	(13,512,892)	—	(425,594)	—	(13,938,486)

2020	1,953,945	68,941	—	(94,663)	—	1,928,223
(4)
The Peer Group TSR set forth in this table utilizes the MSCI USA ESG Leaders Index, which we also utilize in the stock performance graph required by Item 201(e) of Regulation
S-K
included in our Annual Report for the year ended December 31, 2023. The comparison assumes $100.00 was invested for the period starting July 23, 2020, through the end of the listed year in the Company and in the MSCI USA ESG Leaders Index, respectively. Historical stock performance is not necessarily indicative of future stock performance.
(5)
We determined Consolidated Adjusted EBITDA to be the most important financial performance measure used to link Company performance to Compensation Actually Paid to our PEO and
Non-PEO
NEOs in 2023. Adjusted EBITDA is a
non-GAAP
measure that adds back
non-recurring
expenses. Consolidated Adjusted EBITDA, a
non-GAAP
measure, represents net income (loss) before interest expense, income tax expense (benefit) and depreciation and amortization, adjusted for the impact of certain other items, including stock-based compensation expense, acquisition-related costs and fair value-related changes, as set forth in greater detail in our quarterly and annual earnings releases furnished to the SEC as exhibits to Current Reports on Form
8-K.

82
2024 ANNUAL PROXY STATEMENT

Description of Relationship Between PEO and
Non-PEO
NEO Compensation Actually Paid and Company Total Stockholder Return (“TSR”)
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our
Non-PEO
NEOs, and the Company’s cumulative TSR over the four most recently completed fiscal years.

83
2024 ANNUAL PROXY STATEMENT

Description of Relationship Between PEO and
Non-PEO
NEO Compensation Actually Paid and Net Income
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our
Non-PEO
NEOs, and our net income during the four most recently completed fiscal years.

84
2024 ANNUAL PROXY STATEMENT

Description of Relationship Between PEO and
Non-PEO
NEO Compensation Actually Paid and Company-Selected Measure
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our
Non-PEO
NEOs, and our and our Adjusted EBITDA during the four most recently completed fiscal years.

85

2024 ANNUAL PROXY STATEMENT

Description of Relationship Between Company TSR and Peer Group TSR

The following chart compares our cumulative TSR from July 23, 2020, the first day of trading of our common stock on the NYSE, through the four most recently completed fiscal years to that of the MSCI USA ESG Leaders Index over the same period.

Montrose Environmental Group, Inc. TSR MSCI USA ESG Leaders Index TSR

Financial Performance Measures

As described in greater detail under “Compensation Discussion and Analysis,” the Company’s executive compensation program reflects a variable pay-for-performance philosophy. The metrics that the Company uses for both our long-term and short-term incentive awards are selected based on an objective of incentivizing our NEOs to increase the value of our enterprise for our stockholders.

The following table presents the financial performance measures that the Company considers to have been the most important in linking Compensation Actually Paid to our PEO and other NEOs for 2023 to Company performance. The measures in this table are not ranked.

Consolidated Adjusted EBITDA
Acquired Adjusted EBITDA

86

2024 ANNUAL PROXY STATEMENT

PROPOSAL 3: Non-Binding, Advisory Vote to Approve Named Executive Officer Compensation

In accordance with the Dodd-Frank Act and Section 14A of the Exchange Act and as a matter of good corporate governance, we are asking our stockholders to approve, on a non-binding and advisory basis, the compensation of our named executive officers, as disclosed in the Compensation Discussion and Analysis, the compensation tables and the accompanying narrative disclosure in this Proxy Statement. This proposal is commonly referred to as a “Say-on-Pay” vote.

We believe that the information described in detail under the heading “Compensation Discussion and Analysis,” and the executive compensation tables demonstrate that our executive compensation program is designed appropriately, emphasizes that pay is tied to Company and individual performance and is aligned with the interests of our stockholders. Please read the “Compensation Discussion and Analysis” section and review the executive compensation tables and accompanying narrative discussion for additional details about our executive compensation program, including information about the compensation of our named executive officers.

Our stockholders are being asked to approve, by advisory vote, the following resolution relating to the compensation of our named executive officers as reported in this Proxy Statement:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and the related narrative discussion contained in this Proxy Statement.”

Although this vote is not binding on our company, the Board of Directors values the opinions that stockholders express in their votes and in any dialogue with the Company. The results of this proposal will provide information to the Compensation Committee regarding investor views about our executive compensation philosophy, policies and practices which the Compensation Committee will review and consider when making future executive compensation decisions. In 2022, our stockholders supported the “1 Year” option in the non-binding, advisory vote on the frequency of future Say-on-Pay votes, and as a result, we expect that we will conduct our next Say-on-Pay vote at the 2025 annual meeting of stockholders.

Required Vote

The approval, on an advisory basis, of the compensation of the Company’s named executive officers as set forth in this Proxy Statement, will require the affirmative vote of a majority of the shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal. Abstentions will have the same effect as a vote against this proposal. Broker non-votes will have no effect on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE

FOR

THE APPROVAL, ON A NON-BINDING AND ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

87

2024 ANNUAL PROXY STATEMENT

PROPOSAL 4: Amendment of the Company’s Certificate of Incorporation to Remove the Supermajority Voting Requirements

The Board of Directors has unanimously approved and declared advisable, and resolved to recommend to the Company’s stockholders that they approve an amendment to Section 5.2 of Article V and Sections 10.1 and 10.2 of Article X of the Company’s amended and restated Certificate of Incorporation (the “Certificate of Incorporation”) to remove the supermajority voting requirements contained in those sections. If approved by the requisite stockholder vote at the Annual Meeting, these sections, which presently require the holders of at least 66 2/3% of the voting power of the stock outstanding and entitled to vote thereon, voting together as a single class, for stockholders to (i) adopt, amend or repeal, or to adopt any provision of the Certificate of Incorporation; (ii) adopt, amend or repeal, or adopt any provision inconsistent with, any provision of the Bylaws of the Corporation (the “Bylaws”); and (iii) remove directors from office for cause, respectively (the “Supermajority Voting Requirements”), as so amended, will be amendable by a majority of the voting power of all then-outstanding shares of the Company’s stock entitled to vote generally in the election of directors, voting together as a single class (the “Majority Voting Standard”).

The following description is a summary only and is qualified in its entirety by reference to the complete text of Appendix A to this Proxy Statement, which sets forth the complete text of the proposed amendments to remove the Supermajority Voting Requirements, marked to show the specific changes (additions to the Certificate of Incorporation are indicated by double underlining and deletions to the Certificate of Incorporation are indicated by strikeouts).

Rationale for the Proposal

The Supermajority Voting Requirements generally were intended to protect the Company and its stockholders by reducing the likelihood of hostile third parties taking actions that may be inconsistent with the best interests of, or otherwise be harmful to, the Company, its stockholders and other stakeholders. At the time of our initial public offering in 2020, our Board of Directors determined that these measures were in the Company’s and its stockholders’ best interests. However, these heightened thresholds also limit the ability of the Company to take action that would be preferred by holders of a majority of its outstanding capital stock. As discussed elsewhere in this Proxy Statement, our Nominating and Corporate Governance Committee, along with our Board of Directors, regularly review our corporate governance measures and engage with our stockholders on these and a variety of other matters. The Nominating and Corporate Governance Committee and the Board of Directors carefully considered the advantages and disadvantages of maintaining the Supermajority Vote Requirement in the Certificate of Incorporation, including the rationale for originally implementing these measures, as well as the governance practices generally supported by the investor community, which views a Majority Voting Standard as the appropriate threshold for stockholder approval of amendments to governing documents. In addition, the Board noted that many other public companies have transitioned away from including Supermajority Voting Requirements in their governing documents.

After carefully reviewing these considerations together with significant feedback from our stockholders, the Nominating and Corporate Governance Committee determined and recommended to the Board of Directors, and the Board of Directors thereby determined, that it is in the best interest of the Company and its stockholders to eliminate the Supermajority Voting Requirements, reducing them to a Majority Voting Standard. The Board of Directors concluded that the elimination of the Supermajority Voting Requirements will both enhance our corporate governance practices and be an effective way to maintain and enhance our accountability, as well as that of the Board, to our stockholders.

88

2024 ANNUAL PROXY STATEMENT

Accordingly, the Board of Directors, upon the recommendation of the Nominating and Corporate Governance Committee, has unanimously determined that it is in the best interests of the Company and its stockholders to amend the Certificate of Incorporation to eliminate the Supermajority Voting Requirements, and has unanimously approved, and is recommending that the Company’s stockholders approve, the amendments to the Certificate of Incorporation to eliminate the Supermajority Voting Requirements, including with respect to the removal of directors, reducing such voting requirements to a Majority Voting Standard.

Effect of the Proposal

If this proposal is approved by the Company’s stockholders and implemented by the Company:

1.

Any amendment to the Certificate of Incorporation will be approved in accordance with the requirements of the laws of the State of Delaware, which, in most cases, will require the affirmative vote of a majority of the then-outstanding shares of stock of the Company entitled to vote on the amendment;

2.

The affirmative vote of a majority of the then-outstanding shares of stock of the Company entitled to vote will be required for our stockholders to amend or repeal, in whole or in part, our Bylaws; and

3.	The affirmative vote of a majority of the voting power of the the-outstanding shares of stock of the Company entitled to vote will be required to remove directors from office for cause.

If our stockholders approve this proposal, it will become effective upon the filing of a Certificate of Amendment to our Certificate of Incorporation setting forth the amendment eliminating the Supermajority Voting Requirements with the Delaware Secretary of State, which we anticipate doing as soon as reasonably practicable following the Annual Meeting. The Board reserves the right to elect to abandon the amendment to our Certificate of Incorporation to eliminate the Supermajority Voting Requirements if it determines, in its sole discretion, that such change is no longer in the best interests of the Company and its stockholders. If the Board were to exercise such discretion, we will publicly disclose that fact, and the Company’s current Supermajority Voting Requirements would remain in place.

In addition, the Board has approved conforming amendments to Section 3.4 and Article IX of the Bylaws to remove the 66 2/3% vote required for stockholders to remove directors from office for cause and to adopt, amend or repeal, or adopt any provision inconsistent with, any provision of the Bylaws, respectively. These Bylaw amendments will become effective only if stockholders approve the elimination of Supermajority Voting Requirements set forth in this proposal.

If our stockholders do not approve this proposal, the Company’s current Supermajority Voting Requirements will remain in place, no amendment would be filed with the Delaware Secretary of State and the conforming amendments to the Bylaws will not become effective.

Required Vote

The approval of the amendments to the Certificate of Incorporation to eliminate the Supermajority Voting Requirements will require the affirmative vote of at least 66 2/3% of the voting power of the shares of our common stock outstanding and entitled to vote on this proposal. Abstentions and broker non-votes will have the same effect as a vote against this proposal.

89

2024 ANNUAL PROXY STATEMENT

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE

FOR

THE APPROVAL AND ADOPTION OF THE AMENDMENT OF THE COMPANY’S CERTIFICATE OF INCORPORATION TO REMOVE THE SUPERMAJORITY VOTING REQUIREMENTS AND REPLACE THEM WITH A MAJORITY VOTING STANDARD.

90

2024 ANNUAL PROXY STATEMENT

Security Ownership of Certain Beneficial Owners and Management

The following table indicates beneficial ownership of the Company’s common stock as of the Record Date by (1) stockholders known by the Company to beneficially own more than 5% of the Company’s common stock; (2) each of our directors and Named Executive Officers; and (3) all of our directors and executive officers as a group.

A total of 30,502,663 shares of the Company’s common stock were issued and outstanding as of the Record Date.

Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power over securities. Except in cases where community property laws apply or where indicated in the footnotes to this table, we believe that each stockholder identified in the table possesses sole voting and investment power over all shares of common stock shown as beneficially owned by the stockholder. Shares of common stock subject to options, RSUs and other convertible securities that are exercisable or have vested, as applicable, or will be exercisable or will vest, as applicable, within 60 days of the Record Date are considered outstanding and beneficially owned by the person holding the options, RSUs or other convertible securities for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of each of the individuals listed below is Montrose Environmental Group, Inc., 5120 Northshore Drive, North Little Rock, AR 72118.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Total Outstanding Common Stock

5% STOCKHOLDERS

Blackrock, Inc.(1)	2,509,351	8.23%

UBS Group AG(2)	2,491,944	8.17%

The Vanguard Group(3)	1,534,694	5.03%

NAMED EXECUTIVE OFFICERS AND DIRECTORS

Vijay Manthripragada(4)	493,882	1.59%

Allan Dicks(5)	240,086	*

Nasym Afsari(6)	222,701	*

Joshua W. LeMaire(7)	276,298	*

Jose M. Revuelta(8)	357,801	1.16%

J. Miguel Fernandez de Castro	142,533	*

Peter M. Graham	216,330	*

Robin L. Newmark	19,630	*

91

2024 ANNUAL PROXY STATEMENT

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Total Outstanding Common Stock

Richard E. Perlman	682,718	2.24%

J. Thomas Presby(9)	57,255	*

James K. Price	1,064,907	3.49%

Janet Risi Field	17,929	*

ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP (10 PERSONS)(10)	3,792,070	11.9%

*Less than 1%.

(1) The information regarding the beneficial ownership of Blackrock, Inc. is based on the Schedule 13G/A filed with the SEC by Blackrock, Inc. on January 25, 2024. According to this Schedule 13G/A, Blackrock, Inc. has (i) sole power to vote 2,473,228 shares of common stock, (ii) shared power to vote 0 shares of common stock, (iii) sole power to dispose of 2,509,351 shares of common stock and (iv) shared power to dispose of 0 shares of common stock. The address for the reporting person is 50 Hudson Yards, New York, NY 10001.

(2) The information regarding the beneficial ownership of UBS Group AG is based on the Schedule 13G/A filed with the SEC by UBS Group AG on February 13, 2024. According to this Schedule 13G/A, UBS Group AG has (i) sole power to vote 1,892,164 shares of common stock, (ii) shared power to vote 0 shares of common stock, (iii) sole power to dispose of 0 shares of common stock and (iv) shared power to dispose of 2,491,944 shares of common stock. The address for the reporting person is Bahnhofstrasse 45, PO Box CH-8021, Zurich, Switzerland.

(3) The information regarding the beneficial ownership of The Vanguard Group is based on the Schedule 13G filed with the SEC by The Vanguard Group on February 13, 2024. According to this Schedule 13G, The Vanguard Group has (i) sole power to vote 0 shares of common stock, (ii) shared power to vote 50,955 shares of common stock, (iii) sole power to dispose of 1,459,291 shares of common stock and (iv) shared power to dispose of 75,403 shares of common stock. The address for the reporting person is 100 Vanguard Blvd., Malvern, PA 19355.

(4) Includes 480,954 options to purchase shares of Company common stock that were exercisable as of the Record Date or that will be exercisable within 60 days of the Record Date.

(5) Includes 201,826 options to purchase shares of Company common stock that were exercisable as of the Record Date or that will be exercisable within 60 days of the Record Date.

(6) Includes 182,674 options to purchase shares of Company common stock that were exercisable as of the Record Date or that will be exercisable within 60 days of the Record Date.

(7) Includes 274,098 options to purchase shares of Company common stock that were exercisable as of the Record Date or that will be exercisable within 60 days of the Record Date.

(8) Includes 327,201 options to purchase shares of Company common stock that were exercisable as of the Record Date or that will be exercisable within 60 days of the Record Date.

(9) Includes 10,000 options to purchase shares of Company common stock that were exercisable as of the Record Date.

(10) Includes 1,476,753 options to purchase shares of Company common stock that were exercisable as of the Record Date or that will be exercisable within 60 days of the Record Date.

92

2024 ANNUAL PROXY STATEMENT

Certain Relationships and Related Party Transactions

Our Audit Committee charter provides that our Audit Committee will review and approve transactions with our directors, officers and holders of more than 5% of our voting securities and their affiliates (each, a related party).

Related Person Transaction Policy

Pursuant to our Related Person Transaction Policy, a written policy adopted in connection with our initial public offering, subject to limited exceptions, related party transactions will not be approved unless the Board of Directors or the Audit Committee (in each case, composed of disinterested directors), as applicable, has approved of the transaction. Prior to approving any transaction with a related party, our Board of Directors or Audit Committee (in each case, composed of disinterested directors), as applicable, will consider the material facts as to the related party’s relationship with the Company or interest in the transaction.

Investor Rights Agreement

We are party to a Third Amended and Restated Investors’ Rights Agreement dated April 13, 2020, with Oaktree and the common stockholders party thereto, which include each of our executive officers and directors Perlman, Price, Fernandez de Castro, Presby and Graham (the “Investor Rights Agreement”).

The Investor Rights Agreement includes a right of first offer in favor of Oaktree with respect to its pro rata portion of any new securities issued by us, excluding any shares to be issued by us in certain specified circumstances. This right of first offer survives so long as any share of Series A-2 preferred stock, or shares of our common stock issued in exchange for shares of Series A-2 preferred stock, remain outstanding.

The terms of the Investor Rights Agreement include provisions for certain demand and piggyback registration rights in favor of Oaktree and certain other stockholders including Messrs. Perlman and Price. Oaktree, Messrs. Perlman and Price acting together, and holders who in the aggregate hold at least 25% of the then outstanding registrable securities (which includes all shares of common stock held by Oaktree, including shares to be issued upon redemption of our Series A-2 preferred stock) each have demand registration rights under the agreement. OCM Montrose II Holdings, L.P. is limited to three such demands, both of OCM Montrose Holdings, L.P. and Messrs. Perlman and Price acting together are limited to two such demands and any other initiating holder may not exercise any such demand once two demands have been previously effected. Each demand must cover registrable securities with an aggregate value of at least $5.0 million.

Provided we are eligible to use Form S-3, Oaktree, Messrs. Perlman and Price acting together, and holders of at least 20% of the then outstanding registrable securities each have the right to demand that we file a registration statement on Form S-3. We are not, however, obligated to make more than two such Form S-3 registrations within a given 12-month period and such registration must cover securities with an aggregate value of at least $1.0 million. Oaktree, Messrs. Perlman and Price acting together, and the holders of registrable securities also have certain piggyback registration rights with respect to both Company-initiated registrations. On August 11, 2021 we filed a shelf registration statement on Form S-3 pursuant to an exercise of this demand right by Messrs. Perlman and Price which initially registered approximately 2.9 million shares of common stock.

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We are obligated to pay all Company expenses incurred in connection with registrations under the Investor Rights Agreement and the reasonable fees and expenses of one counsel for all participating holders. The holders will, however, bear their own selling expenses, including any underwriting discounts and commissions. The Investor Rights Agreement does not provide for the payment of any consideration by us to any holders of registrable securities if a registration statement is not declared effective or if the effectiveness is not maintained.

A holder of registrable securities may transfer its registration rights under the Investor Rights Agreement only:

1.	To a transferee or assignee who acquires at least 30% of such holder’s registrable securities as of April 13, 2020;

2.	To specified family members and affiliates; or

3.	With our written consent.

A holder’s registration rights will terminate on the date on which the holder and its affiliates have sold all of their registrable securities pursuant to Rule 144 or a registration under the Investor Rights Agreement.

Indemnification Agreements

Our Bylaws permit us to indemnify our executive officers and directors to the fullest extent permitted by law, subject to limited exceptions. We have entered into indemnification agreements with each of our executive officers and directors that provide, in general, that we will indemnify them to the fullest extent permitted by law in connection with their service to us or on our behalf.

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Q&A About Our Annual Meeting

This Q&A is being provided for your convenience and includes essential information about the proxy materials and how to ensure your shares are voted at the Annual Meeting. Please read this entire Proxy Statement carefully for information about the proposals being presented.

What is the Purpose of the Annual Meeting?

At the Company’s Annual Meeting, stockholders will act upon the following matters outlined in the accompanying Notice of the Annual Meeting:

•	The election of our three Class I director nominees, J. Miguel Fernandez de Castro, Vijay Manthripragada and Robin L. Newmark;

•	The ratification of the appointment of Deloitte & Touche LLP as independent registered public accounting firm for the Company for the fiscal year ending December 31, 2024;

•	The approval, on a non-binding and advisory basis, of the compensation of our named executive officers (“Say-on-Pay”); and

•	The approval of amendments to the Company’s Certificate of Incorporation to remove the 66 2/3% Supermajority Voting Requirements.

Stockholders may also act upon such other business that may properly come before the Annual Meeting.

How Does the Board of Directors Recommend I Vote?

The Board recommends a vote:

•	FOR the election of each of our three Class I director nominees, J. Miguel Fernandez de Castro, Vijay Manthripragada and Robin L. Newmark;

•	FOR the ratification of the appointment of Deloitte & Touche LLP as independent registered public accounting firm for the Company for the fiscal year ending December 31, 2024;

•	FOR the approval, on a non-binding and advisory basis, of the compensation of our named executive officers; and

•	FOR the approval of amendments to the Company’s Certificate of Incorporation to remove the 66 2/3% Supermajority Voting Requirements.

Who is Entitled to Vote?

Only stockholders who owned shares of our common stock at the close of business on March 13, 2024 will be entitled to receive notice of and vote at the Annual Meeting. Each outstanding share of common stock entitles its holder to cast one vote on each matter to be voted upon. There are no cumulative voting rights.

If, on the Record Date, your shares were registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are a “holder of record.” If, on the Record Date, your

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shares were held in an account at a bank, broker, or other nominee, then you are the “beneficial owner” of shares held in “street name” and the Notice and your voting instruction form are being made available to you by that nominee.

How Do I Vote?

As a stockholder of record, you may vote your shares in any of the following ways:

•	By Telephone. Call the toll-free number shown on your Notice or proxy card (you may vote until the adjournment of the Annual Meeting on May 7, 2024);

•	Via the Internet. Follow the instructions on your Notice or proxy card (you may vote until the adjournment of the Annual Meeting on May 7, 2024);

•	By Mail. You should mark and sign your proxy card and send it in the enclosed prepaid, addressed envelope; or

•	At the Meeting. See “How Do I Attend the Annual Meeting” and “How Do I Vote at the Annual Meeting?”

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Please see your proxy card for more information on how to vote by proxy.

Beneficial owners who hold their shares in street name should follow the instructions on the voting instruction form provided to you with the Notice. If you are a beneficial owner of shares held in street name and do not provide the bank, broker or other nominee that holds your shares with specific voting instructions, the nominee may generally vote in its discretion on “routine” matters. However, if the nominee that holds your shares does not receive instructions from you on how to vote your shares on a “non-routine” matter, it will be unable to vote your shares on that matter, and in some cases may elect not to vote on any of the proposals unless you provide voting instructions. In order to ensure that your shares are voted on all matters presented at the Annual Meeting, we encourage you to provide voting instructions in advance of the meeting, regardless of whether you intend to attend the Annual Meeting. If you do not provide voting instructions and the broker elects to vote your shares on some but not all matters, it is generally referred to as a “broker non-vote” for the matters on which the broker does not vote.

What Does it Mean if I Receive More than One Notice?

It means you have multiple accounts with the transfer agent and / or with a bank, broker or other nominee. Please provide voting instructions for all materials you receive.

What Constitutes a Quorum?

We need a quorum of stockholders in order to conduct business at the Annual Meeting. A quorum exists when the holders of record of a majority of the voting power of the stock outstanding and entitled to vote at the meeting are present in person or by proxy. As of the Record Date, a total of 30,502,663 shares of the Company’s common stock were issued and outstanding.

Shares that are voted “For” or “Against” proposals are treated as being present at the Annual Meeting for purposes of establishing a quorum and are deemed to be “votes cast” at the Annual Meeting with respect to the proposals. Abstentions and broker non-votes will also be counted for purposes of determining whether a quorum of shares is present at the Annual Meeting.

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What Are the Voting Requirements to Approve the Proposals?

•

Proposal 1: Election of Directors. Each director nominee will be elected by a plurality of the votes cast by the shares present in person or by proxy and entitled to vote. This means that the three individuals nominated for election as Class III directors who receive the most “FOR” votes will be elected. Abstentions and broker non-votes are not counted as votes cast for or against a director nominee and as such will have no impact on the outcome of Proposal 1: Election of Directors.

•

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm. This proposal requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote thereon for approval. Abstentions will have the same effect as a vote against this proposal. Broker non-votes will not affect the outcome of this proposal. This proposal is an advisory vote and as such, is not binding on the Company.

•

Proposal 3: Non-Binding, Advisory Approval of Named Executive Officer Compensation. This proposal requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote thereon for approval. Abstentions will have the same effect as a vote against this proposal. Broker non-votes will not affect the outcome of this proposal. This proposal is an advisory vote and as such, is not binding on the Company.

•

Proposal 4: Approval of Amendments to the Company’s Certificate of Incorporation to Remove the 66 2/3% Supermajority Voting Requirements. This proposal requires the affirmative vote of 66 2/3% of the voting power of the shares outstanding and entitled to vote thereon for approval. Abstentions and broker non-votes will have the same effect as a vote against this proposal.

What if I Return My Proxy Card or Voting Instruction Form or Vote By Internet or Telephone, But Do Not Specify How I Want to Vote on One or More Matters to Be Considered at the Annual Meeting?

If you mark your voting instructions on the proxy card or voting instruction form, or complete the online or telephone voting procedures, your shares will be voted as you instruct.

If you are a holder of record and return a signed proxy card or otherwise complete the online or telephone voting procedures, but do not provide voting instructions on one or more matters, your shares will be voted on the matter(s) for which no instructions were provided as follows, based on recommendations of the Board:

•	For the election of each of our three Class I director nominees, J. Miguel Fernandez de Castro, Vijay Manthripragada and Robin L. Newmark;

•	For the ratification of the appointment of Deloitte & Touche LLP as independent registered public accounting firm for the Company for the fiscal year ending December 31, 2024;

•	For the approval, on a non-binding and advisory basis, of the compensation of our named executive officers; and

•	For the approval of amendments to the Company’s Certificate of Incorporation to remove the 66 2/3% Supermajority Voting Requirements.

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If you are a beneficial owner and hold your shares in street name and do not return the voting instruction form or otherwise vote your shares, or do not properly provide your nominee with specific voting instructions on all matters to be considered at the Annual Meeting, the nominee will vote your shares on each matter at the Annual Meeting for which he or she has the requisite discretionary authority.

What if I Change My Mind After I Vote?

You may revoke your proxy and / or change your vote at any time before the polls close at the Annual Meeting (or such earlier time as stated in your Notice if you are a beneficial owner) by delivering or completing a later dated proxy or voting instruction form. You may do so by giving written notice to the Secretary of the Company specifying your revocation, by voting again electronically over the Internet or by telephone, by signing and delivering another proxy or voting instruction form with a later date or by voting again during the Annual Meeting, in each case prior to the applicable deadline specified in your proxy card, voting instruction form and Notice. Your proxy with the latest date is counted.

How Do I Attend the Annual Meeting?

Stockholders of record and beneficial owners of shares of our common stock as of the close of business on March 13, 2024, the Record Date, are entitled to attend and participate in the Annual Meeting, including submitting questions and examining our stockholder list as of the Record Date, before or during the Annual Meeting. Due to the meeting being hosted virtually, you will not be able to attend the Annual Meeting physically in person. Please see “Can I Attend the Annual Meeting Physically in Person?” and “Why is the Annual Meeting Being Held Virtually?” below for further information.

In order to attend and participate in the Annual Meeting, you must register at www.proxypush.com/MEG. Stockholders will need to enter their control number found on their proxy materials such as a proxy card, voting instruction form or Notice, and follow the instructions on the website. If you are a beneficial owner of shares registered in the name of a bank, broker or other nominee, you may be asked to provide additional information such as the registered name on your account, the name of your bank, broker or other nominee and the number of shares you own as part of the registration process. Upon completing your registration, you will receive further instructions via email one hour prior to the start of the meeting, including a unique URL that will allow you access and participate in the Annual Meeting. Registration will be accepted up to the start of the Annual Meeting and registered stockholders will be able to access the meeting via their unique link up to 15 minutes prior to the meeting time. The meeting website will also include links for stockholders to vote their shares during the Annual Meeting. See “How Do I Vote at the Annual Meeting?”

On the day of the Annual Meeting, Tuesday, May 7, 2024, stockholders may begin to log in to the virtual-only Annual Meeting 15 minutes prior to the Annual Meeting, and we encourage you to provide sufficient time before the Annual Meeting begins to check-in. The Annual Meeting will begin promptly at 9:00 a.m. Central time.

What if I Encounter Technical Difficulties Accessing the Webcast or During the Annual Meeting?

Help and technical support for virtually accessing and participating in the Annual Meeting will be available during the Annual Meeting. An email address for support will be provided during the registration process and a toll-free support number will be provided in the email that you will receive approximately one hour prior to the meeting.

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How Can I Submit Questions for the Annual Meeting?

Stockholders may submit questions during the Annual Meeting on the Annual Meeting website. More information regarding the question-and-answer process, including the number and types of questions permitted, and how questions will be recognized and answered, will be available in the meeting rules of conduct, which will be posted on the Annual Meeting website. Management will try to respond to questions from stockholders in the same way as it would if we held an in-person meeting. We do not place restrictions on the type or form of questions that may be asked; however, we reserve the right to edit or reject redundant questions or questions that we deem inappropriate. We will generally answer questions as they come in and address those asked in advance as time permits. Stockholders will be limited to one question each, unless time otherwise permits.

How Do I Vote at the Annual Meeting?

Stockholders may vote their shares through links that will be available on the www.proxydocs.com/MEG website during the Annual Meeting. However, if you are a beneficial owner and hold your shares through a bank, broker or other nominee, you will need to first follow the instructions below to submit proof of your proxy power to be able to vote your shares at the Annual Meeting. Stockholders may also continue to vote their shares through the various options outlined in their proxy materials up to the applicable deadlines listed in your proxy materials. Please also see “How Do I Vote” for other ways stockholders may vote their shares.

If you are a beneficial owner and hold your shares through a bank, broker or other nominee, in order to vote at the Annual Meeting, you must first submit proof of your proxy power (legal proxy) reflecting your Montrose Environmental Group, Inc. holdings along with your name and email address to Mediant Communications. Submissions must be labeled as “Legal Proxy” and be received by Mediant Communications no later than 5:00 p.m., Eastern Time, on May 6, 2024, by forwarding the email from your bank, broker or other nominee, or attaching an image of your legal proxy, to dsmsupport@betanxt.com.

Can I Attend the Annual Meeting Physically in Person?

No. The Annual Meeting will be held in a virtual-only meeting format at www.proxydocs.com/MEG, via live video webcast that will provide stockholders with the ability to participate in the Annual Meeting, including submitting questions and examining our stockholder list as of the Record Date, and to vote their shares. Stockholders who register in advance at www.proxydocs.com/MEG to attend the virtual-only meeting will receive an email one hour prior to the meeting. This email will contain a unique URL which will allow access to the meeting portal. Stockholders can access the meeting via their unique URL 15 minutes prior to the meeting time. We are utilizing a virtual-only meeting format in order to leverage technology to enhance stockholder access to the Annual Meeting by enabling attendance and participation from any location around the world. We believe that the virtual-only meeting format will give stockholders the opportunity to exercise the same rights as if they had attended an in-person meeting and believe that these measures will enhance stockholder access and encourage participation and communication with our Board of Directors and management. See “How Do I Attend the Annual Meeting?” and “How Do I Vote At the Annual Meeting?” above for additional information on these matters.

Why Is the Annual Meeting Being Held Virtually?

We believe a virtual-only meeting format facilitates stockholder attendance and participation by enabling all stockholders to participate fully and equally, and at minimal cost, using an Internet-connected device

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from any location around the world. In addition, the virtual-only meeting format increases our ability to engage with all stockholders, regardless of size, resources or physical location, and enables us to protect the health and safety of all attendees.

Stockholders of record and beneficial owners as of the close of business on March 13, 2024, the Record Date, will have the ability to access and participate the Annual Meeting via the virtual-only meeting platform described above.

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Other Matters

The Board of Directors does not intend to present any other business for action at the Annual Meeting and does not know of any business intended to be presented by others.

Stockholder Proposals and Nominations for the 2025 Annual Meeting

Proposals Submitted under SEC Rules

Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our 2024 annual meeting of stockholders. To be eligible, your proposal must be received by us no later than the close of business on November 25, 2024, and must otherwise comply with Rule 14a-8. While the Board will consider stockholder proposals that we receive, we reserve the right to omit from our proxy statement stockholder proposals that do not satisfy applicable SEC rules. Proposals should be sent to us at: Montrose Environmental Group, Inc., 5120 Northshore Drive, North Little Rock, AR 72118, Attention: Corporate Secretary.

Proposals and Nominations Under Company Bylaws

Only stockholders meeting certain procedural and timing criteria outlined in the Company’s Bylaws are eligible to submit nominations for election to the Board of Directors or to bring other proper business before an annual meeting. Under the Company’s Bylaws, stockholders who wish to nominate persons for election to the Board of Directors or bring other proper business before an annual meeting must give proper notice to the Company not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 70 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the date on which public announcement of the date of such meeting is first made by the Company.

Therefore, notices regarding nominations of persons for election to the Board of Directors and other proper business for consideration at the 2025 annual meeting of stockholders must be submitted to the Company no earlier than the close of business on January 7, 2025 and no later than the close of business on February 6, 2025. Notices regarding nominations and other proper business must include certain information concerning the nominee or the proposal and the proponent’s ownership of common stock of the Company, in each case as set forth in the Company’s Bylaws. Compliance with the above procedures does not require the Company to include the proposed nominee or proposal in the Company’s proxy solicitation material. Nominations or other proposals not meeting these requirements will be disregarded. All such stockholder proposals and nominations should be in writing and be submitted to the Secretary of the Company at its principle executive offices at Montrose Environmental Group, Inc., 5120 Northshore Drive, North Little Rock, AR 72118.

In addition to satisfying the deadlines in the advance notice provisions of our bylaws, a stockholder who intends to solicit proxies in support of nominees submitted under these advance notice provisions must provide proper written notice that sets forth all information required by Rule 14a-19 under the Exchange Act to the Secretary of the Company no later than March 10, 2025.

Householding of Proxy Materials and Proxy Solicitation Costs

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements, annual reports, or notices of internet availability of proxy

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materials, as applicable, with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” can provide extra convenience for stockholders and cost savings for companies. The Company and some brokers household proxy materials, delivering a single set of these materials to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders.

Once you have received notice from your broker or the Company that they or the Company will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive separate proxy materials, or if you are receiving multiple copies of the proxy materials and wish to receive only one, please notify your broker or other nominee if you are a beneficial owner and you hold your shares in street name or the Company if you hold common stock directly. Any such requests to the Company in writing should be addressed to: Montrose Environmental Group, Inc., 5120 Northshore Drive, North Little Rock, AR 72118, Attention: Investor Relations. Requests can be made by phone by calling (501) 900-6400.

The cost of soliciting proxies will be borne by the Company. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may be solicited by certain Company directors, officers and regular employees, without additional compensation, by personal conversation, telephone, letter, electronically, or by facsimile.

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Additional Information

The Company’s annual audited financial statements and review of operations for fiscal 2023 can be found in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023. You can access a copy of our 2023 Annual Report on Form 10-K in the Investors section on the Company’s website at www.montrose-env.com. The Company will furnish without charge a copy of the 2023 Form 10-K, including the financial statements and any schedules thereto, to any person requesting in writing and stating that he or she was the beneficial owner of the Company’s common stock on the Record Date. The Company will also furnish copies of any exhibits to the 2023 Form 10-K to eligible persons requesting exhibits at a cost of $0.50 per page, paid in advance. The Company will indicate the number of pages to be charged for upon written inquiry. Requests should be addressed to: Montrose Environmental Group, Inc., 5120 Northshore Drive, North Little Rock, AR 72118, Attention: Investor Relations.

FOR THE BOARD OF DIRECTORS

Nasym Afsari

General Counsel and Secretary

North Little Rock, AR

March 25, 2024

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2024 ANNUAL PROXY STATEMENT

EXHIBIT A

Amendment of the Company’s Certificate of Incorporation to Remove the Supermajority Voting Requirements

ARTICLE V

BOARD OF DIRECTORS

Section 5.1 Number. Except as otherwise provided for or fixed pursuant to the provisions of Article IV hereof (including any Preferred Stock Designation), the Board of Directors shall consist of not fewer than three (3) nor more than fifteen (15) directors, the exact number to be determined from time to time solely by resolution adopted by the affirmative vote of a majority of the total number of directors then authorized.

Section 5.2 Classification.

(a) Except as may be otherwise provided with respect to directors elected by the holders of any series of Preferred Stock provided for or fixed pursuant to the provisions of Article IV hereof (including any Preferred Stock Designation) (the “Preferred Stock Directors”), the Board of Directors shall be divided into three classes, as nearly equal in number as possible, designated Class I, Class II and Class III. Class I directors shall initially serve until the first annual meeting of stockholders following the initial effectiveness of this Section 5.2; Class II directors shall initially serve until the second annual meeting of stockholders following the initial effectiveness of this Section 5.2; and Class III directors shall initially serve until the third annual meeting of stockholders following the initial effectiveness of this Section 5.2. Commencing with the first annual meeting of stockholders following the initial effectiveness of this Section 5.2, directors of each class the term of which shall then expire shall be elected to hold office for a three-year term and until the election and qualification of their respective successors in office. In case of any increase or decrease, from time to time, in the number of directors (other than Preferred Stock Directors), the number of directors in each class shall be apportioned as nearly equal as possible. The Board of Directors is authorized to assign members of the Board of Directors already in office to Class I, Class II or Class III, with such assignment becoming effective as of the initial effectiveness of this Section 5.2.

(b) Subject to the rights of the holders of any outstanding series of Preferred Stock, and unless otherwise required by law, newly created directorships resulting from any increase in the authorized number of directors and any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be filled solely by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors, or by the sole remaining director. Any director so chosen shall hold office until the next election of the class for which such director shall have been chosen and until his or her successor shall have been duly elected and qualified. No decrease in the authorized number of directors shall shorten the term of any incumbent director.

(c) Any director, or the entire Board of Directors, may be removed from office at any time, but only for cause and only by the affirmative vote of at least ~~662/3%~~a majority of the voting power of the stock outstanding and entitled to vote thereon.

***************

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ARTICLE X

AMENDMENT

Section 10.1 Amendment of Certificate of Incorporation. The Corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in this Certificate of Incorporation (including any Preferred Stock Designation), and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by the laws of the State of Delaware, and all powers, preferences and rights of any nature conferred upon stockholders, directors or any other persons by and pursuant to this Certificate of Incorporation (including any Preferred Stock Designation) in its present form or as hereafter amended are granted subject to this reservation~~; provided, however, that except as otherwise provided in this Certificate of Incorporation (including any provision of a Preferred Stock Designation that provides for a greater or lesser vote) and in addition to any other vote required by law, the affirmative vote of at least 662/3% of the voting power of the stock outstanding and entitled to vote thereon, voting together as a single class, shall be required to adopt, amend or repeal, or adopt any provision of this Certificate of Incorporation; provided, however, that in the event a holder or an affiliated group of holders of the Corporation’s Series A-2 preferred stock owns more than 45% of the outstanding common stock of the Corporation, which includes shares of the Corporation’s common stock issued upon conversion of the Corporation’s Series A-2 preferred stock, the affirmative vote of at least a majority of the voting power of the stock outstanding and entitled to vote thereon, voting together as a single class, shall be required for the stockholders to adopt, amend or repeal, or adopt any provision inconsistent with, any provision of this Certificate of Incorporation~~.

Section 10.2 Amendment of Bylaws. In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, but subject to the terms of any series of Preferred Stock then outstanding, the Board of Directors is expressly authorized to adopt, amend or repeal the Bylaws of the Corporation. Except as otherwise provided in this Certificate of Incorporation (including the terms of any Preferred Stock Designation that require an additional vote) or the Bylaws of the Corporation, and in addition to any requirements of law, the affirmative vote of at least ~~662/3%~~a majority of the voting power of the stock outstanding and entitled to vote thereon, voting together as a single class, shall be required for the stockholders to adopt, amend or repeal, or adopt any provision inconsistent with, any provision of the Bylaws of the Corporation~~; provided, however, that in the event a holder or an affiliated group of holders of the Corporation’s Series A-2 preferred stock owns more than 45% of the outstanding common stock of the Corporation, which includes shares of the Corporation’s common stock issued upon conversion of the Corporation’s Series A-2 preferred stock, the affirmative vote of at least a majority of the voting power of the stock outstanding and entitled to vote thereon, voting together as a single class, shall be required for the stockholders to adopt, amend or repeal, or adopt any provision inconsistent with, any provision of the Bylaws of the Corporation~~.

P.O. BOX 8016, CARY, NC 27512-9903

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY:

INTERNET
Go To: www.proxypush.com/MEG
● Cast your vote online
● Have your Proxy Card ready
● Follow the simple instructions to record your vote

PHONE Call 1-866-680-0764
● Use any touch-tone telephone
● Have your Proxy Card ready
● Follow the simple recorded instructions

MAIL
● Mark, sign and date your Proxy Card
● Fold and return your Proxy Card in the postage-paid envelope provided

“ALEXA, VOTE MY PROXY”
● Open Alexa app and browse skills
● Search “Vote my Proxy”
● Enable skill

You must register to attend the meeting online and/or participate at www.proxydocs.com/MEG

Montrose Environmental Group, Inc.

Annual Meeting of Stockholders

For Stockholders of record as of March 13, 2024

DATE:	Tuesday, May 7, 2024
TIME:	9:00 AM, Central Time
PLACE:	Annual Meeting to be held live via the Internet - please visit
www.proxydocs.com/MEG for more details.

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Nasym Afsari and Allan Dicks (the “Named Proxies”), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Montrose Environmental Group, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Montrose Environmental Group, Inc.

Annual Meeting of Stockholders

Please make your marks like this:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR EACH OF THE DIRECTOR NOMINEES LISTED IN PROPOSAL 1, AND FOR ON PROPOSALS 2, 3 and 4

	PROPOSAL		YOUR VOTE		BOARD OF DIRECTORS RECOMMENDS
1.	To elect three Class I directors to our Board of Directors to hold office until the Company’s 2027 annual meeting of stockholders, or until their successors are duly elected and qualified.
		FOR	WITHHOLD
	1.01 J. Miguel Fernandez de Castro	☐	☐		FOR

	1.02 Vijay Manthripragada	☐	☐		FOR

	1.03 Robin L. Newmark	☐	☐		FOR

		FOR	AGAINST	ABSTAIN
2.	To ratify the appointment of Deloitte & Touche LLP, as independent registered public accounting firm for the Company for the fiscal year ending December 31, 2024.	☐	☐	☐	FOR

3.	To approve, on a non-binding and advisory basis, the compensation of our named executive officers (“Say on Pay”).	☐	☐	☐	FOR

4.	To approve amendments to the Company’s Certificate of Incorporation to remove the 66 2/3% Supermajority Voting Requirements.	☐	☐	☐	FOR

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Signature (and Title if applicable)	Date	Signature (if held jointly)	Date